Exhibit 99.1

INDEPENDENT AUDITOR’S REPORT

To the Partners

Briarwood Apartments, LP

We have audited the accompanying balance sheets of Briarwood Apartments, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briarwood Apartments, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

HOWE & ASSOCIATES, PC
Columbia, Missouri
March 11, 2004

Independent Auditor’s Report

To the Partners

Deer Hill II Limited Partnership

Winston-Salem, North Carolina

We have audited the accompanying balance sheets of Deer Hill II Limited Partnership as of December 31, 2003 and 2002, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Deer Hill II Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 16, 2004 on our consideration of Deer Hill II Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

MCGLADREY & PULLEN, LLP
Greensboro, North Carolina
January 16, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

King City Elderly Housing Associates

We have audited the accompanying balance sheets of the King City Elderly Housing Associates (a California Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the King City Elderly Housing Associates as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

HAYASHI & WAYLAND, ACCOUNTING & CONSULTING
King City, CA
February 24, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

LEBANON PROPERTIES II, LP

We have audited the accompanying balance sheets of Lebanon Properties II, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lebanon Properties II, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Howe & Associates, PC
Columbia, Missouri
February 16, 2004

INDEPENDENT AUDITORS’REPORT

To the Partners

Metropole Apartments Associates, Ltd.

Boston, Massachusetts

We have audited the accompanying Balance Sheets of Metropole Apartments Associates, Ltd. (a Florida Limited Partnership), as of December 31, 2003 and 2002, and the related Statements of Income, Partners’ Equity and Cash Flows for the years then ended. These financial statements are the responsibility of Metropole Apartments Associates, Ltd.’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Metropole Apartments Associates, Ltd. as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bloom, Gettis, Habib, Silver & Terrone P.A
Boston, Massachusetts
January 20, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Oak Grove Estates, LP

We have audited the accompanying balance sheets of Oak Grove Estates, LP as of December 31, 2002 and 2003, and the related statements of Income, owners’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Grove Estates, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Howe & Associates, PC
Columbia, Missouri
February 18, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Oakview Limited (A Limited Partnership)

Corunna, IN

We have audited the accompanying balance sheets of Oakview Limited (A Limited Partnership) as of December 31, 2003 and 2002, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program”. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oakview Limited (A Limited Partnership) as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing, Standards we have also issued a report dated January 30, 2004 on our consideration of Oakview Limited’s (A Limited Partnership) internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing, Standards and should be read in conjunction with this report in considering the results of our audit.

Dulin, Ward & DeWald, Inc.
Fort Wayne, Indiana
January 30, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Rosenberg Building Associates Limited Partnership

Mansfield, Massachusetts

We have audited the accompanying balance sheets of Rosenberg Building Associates Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rosenberg Building Associates Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the Partnership has a contract with the Housing Authority of the City of Santa Rosa, California to receive HUD Section 8 rental assistance for all 77 apartment units at the Project. The contract expires on December 31, 2004. HUD has been granting one-year renewals of Section 8 Housing Assistance Payments (HAP) contracts upon their expirations. At the present time, it is uncertain whether further renewals will be given by HUD when the contract expires. As permitted, management intends to renew its HAP contract.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in this report (shown on pages 17 and 18) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ercolini & Company LLP
Mansfield, Massachusetts
January 29, 2004

Independent Auditor’s Report

To the Partners

Westwood Square Limited Partnership

Winston-Salem, North Carolina

We have audited the accompanying balance sheets of Westwood Square Limited Partnership as of December 31, 2003 and 2002, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westwood Square Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 19, 2004 on our consideration of Westwood Square Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

McGladrey & Pullen
Greensboro, North Carolina
January 19, 2004

Independent Auditors’ Report

To the Partners of

Beaver Brook Housing Associates Limited Partnership

We have audited the accompanying balance sheets of Beaver Brook Housing Associates Limited Partnership (Case No. 34-06-020424443) as of December 31, 2003 and 2002 and the related statements of income and expense, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beaver Brook Housing Associates Limited Partnership at December 31, 2003 and 2002 and the results of its operations, its partners’ deficit and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 20, 2004 on our consideration of Beaver Brook Housing Associates’ internal control and on its compliance with laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental data included in Schedules 1, 2 3 and 4 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. The supplemental data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

John G. Burk and Associates
Beaver Brook Housing Associates LP
January 20, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

BIG LAKE SENIORS APARTMENTS, LTD.

We have audited the accompanying balance sheets of BIG LAKE SENIORS APARTMENTS, LTD., RHS Project No. 50-92-721198241 as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of BIG LAKE SENIORS APARTMENTS, LTD. as of December 31, 2002, were compiled by other accountants, and their report thereon, dated February 17, 2003, stated they did not audit or review those financial statements and accordingly, expressed no opinion or any other form of assurance on them.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BIG LAKE SENIORS APARTMENTS, LTD. as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 29, 2004, on our consideration of BIG LAKE SENIORS APARTMENTS, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

Bond & Tousignant, CPA’s
Monroe, Louisiana
February 29, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

BLANCO SENIORS APARTMENTS, LTD

We have audited the accompanying balance sheets of BLANCO SENIORS APARTMENTS, LTD, RHS Project No. 49-016-0721198046 as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of BLANCO SENIORS APARTMENTS, LTD as of December 31, 2002, were compiled by other accountants, and their report thereon, dated February 20, 2003, stated they did not audit or review those financial statements and accordingly, expressed no opinion or any other form of assurance on them.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BLANCO SENIORS APARTMENTS, LTD as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 29, 2004, on our consideration of BLANCO SENIORS APARTMENTS, LTD’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

Bond & Tousignant, CPA’s
Monroe, Louisiana
February 29, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Brooklyn Limited (An Indiana Limited Partnership)

Corunna, IN

We have audited the accompanying balance sheets of Brooklyn Limited (An Indiana Limited Partnership) as of December 31, 2003 and 2002, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program”. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brooklyn Limited (An Indiana Limited Partnership) as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2004 on our consideration of Brooklyn Limited’s (An Indiana Limited Partnership) internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants, This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Dulin, Ward & DeWald, Inc.
Fort Wayne, Indiana
January 30, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Corinth Housing Redevelopment Company

We have audited the accompanying balance sheets of Corinth Housing Redevelopment Company as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Corinth Housing Redevelopment Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 29, 2004 on our consideration of Corinth Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.

Fecteau & Company, PLLC
Albany, New York
January 29, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Fawn River Apartment Company Limited Partnership

d/b/a Fawn River Apartments

We have audited the accompanying balance sheet of Fawn River Apartment Company Limited Partnership d/b/a Fawn River Apartments (a partnership) Project #26-078-382856293 as of December 31, 2003 and 2002 and related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fawn River Apartment Company Limited Partnership d/b/a Fawn River Apartments Project #26078-382856293 as of December 31, 2003 and 2002, and its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 23, 2004, on our consideration of Fawn River Apartment Company Limited Partnership d/b/a Fawn River Apartments Project #26-078-382856293 internal control and a report dated January 23, 2004, on its compliance with laws and regulations applicable to the financial statements.

Flegal & Tibbitts
Portage, Michigan
January 23, 2004

Phone (269) 673-2222

INDEPENDENT AUDITORS’ REPORT

Tothe Partners

Fountain Green Apartments, Ltd.

Panama City, Florida

We have audited the accompanying balance sheets of Fountain Green Apartments, Ltd., a limited partnership, USDA, Rural Development Project No: 09-46-592948719, as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fountain Green Apartments, Ltd., at December 31, 2003 and 2002, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

Smith, Miles & Company, P.A
Panama City, Florida
February 10, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Garden Lake of Immokalee, Ltd.

We have audited the accompanying balance sheets of Garden Lake of Immokalee, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-011-592909207 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Garden Lake of Immokalee, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-011-592909207, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 2, 2004 on our consideration of Garden Lake of Immokalee, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14-18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

James Knutzen & Associates, CPA’s, P.A.
Jacksonville, Florida
February 2, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Glennwood Hotel Investors

(A California Limited Partnership)

Sacramento, California

We have audited the accompanying balance sheets of Glennwood Hotel Investors (A California Limited Partnership) as of December 31, 2003 and 2002, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glennwood Hotel Investors (A California Limited Partnership) as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Bowman & Company, LLP
Stockton, California
February 18, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Greenwich Housing Redevelopment Company

We have audited the accompanying balance sheets of Greenwich Housing Redevelopment Company as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenwich Housing Redevelopment Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 29, 2004 on our consideration of Greenwich Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.

Fecteau & Company, PLLC
Albany, New York
January 29, 2004

Independent Auditor’s Report

To the Partners

Grifton Housing Associates

Charlotte, North Carolina

We have audited the accompanying balance sheets of Grifton Housing Associates (a North Carolina limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grifton Housing Associates as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles,

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, LLP
Charlotte, NC
January 31, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Hacienda Villa Associates, a Limited Partnership

We have audited the accompanying balance sheet of Hacienda Villa Associates, a Limited Partnership, as of December 31, 2003, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hacienda Villa Associates, a Limited Partnership, as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13 and 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Abaci & Garabedian
Fresno, CA
February 11, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Haines City Apartments, Ltd.

We have audited the accompanying basic financial statements of Haines City Apartments, Ltd., as of and for the years ended December 31, 2003 and 2002, as listed in the table of contents. These basic financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the basic financial statements referred to above present fairly, in all material respects, the financial position of Haines City Apartments, Ltd. as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 26, 2004 on our consideration of Haines City Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information presented on pages 9 to 14 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. The information on pages 9 to 13 has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole. The information on page 14, which is of a non-accounting nature, has not been subjected to the auditing procedures applied in the audit of the basic financial statements, and we express no opinion on it.

Duggan, Joiner & Company
Ocala, FL
January 26, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Kristin Park Apartments, Ltd.

and USDA Rural Development

We have audited the accompanying balance sheets of Kristin Park Apartments, Ltd. (a limited partnership) as of December 31, 2003 and 2002, and the related statement of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kristin Park Apartments, Ltd., as of December 31, 2003 and 2002, and the results of its operations and the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 22, 2004, on our consideration of Kristin Park Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards, and should be read in conjunction with this report in understanding the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Kristin Park Apartments, Ltd., such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Keystone Accounting, LLC
Farmington, NM
January 22, 2004

Independent Auditors’ Report

To the Partners

Maywood Associates, Ltd.

A California Limited Partnership

Corning, California

We have audited the accompanying balance sheets of Maywood Associates, Ltd., A California Limited Partnership, USDA, Rural Development Project Number 04-052-680184284, as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maywood Associates, Ltd., as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit), and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 14, 2004 on our consideration of Maywood Associates, Ltd.’s internal control structure and a report dated January 14, 2004 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements of Maywood Associates, Ltd., Such information has been subjected to auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

SJ Gallina & Company, LLP
Sacramento, California
January 14, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

PLEASANTON, LTD.

We have audited the accompanying balance sheets of PLEASANTON, LTD., RHS Project No. 49-007-721205227, as of December 31,2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of PLEASANTON, LTD. as of December 31, 2002, were compiled by other accountants, and their report thereon, dated March 13, 2003, stated they did not audit or review those financial statements and accordingly, expressed no opinion or any other form of assurance on them.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PLEASANTON, LTD., as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 15, 2004, on our consideration of PLEASANTON, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

Bond & Tousignant, CPA’s
Monroe, Louisiana
March 19, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Raitt Street Apartments, A California Limited Partnership

I have audited the accompanying balance sheets of Raitt Street Apartments, A California Limited Partnership, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the partnership’s management.  My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of Raitt Street Apartments, A California Limited Partnership, as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole.  The supplemental information is on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Schonwit & Associates
California
January 21, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

School Street Limited Partnership II

Madison, Wisconsin

We have audited the accompanying balance sheets of WHEDA Project No. 011/001745 of School Street Limited Partnership II as of December 31, 2003 and 2002, and the related statements of loss, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of School Street Limited Partnership II as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Suby, Von Haden & Associates, S.C.
Madison, Wisconsin
January 13, 2004

ACCOUNTANTS’ COMPILATION REPORT

To the Partners

S.M.A. Limited Partnership (A Partnership in Commendam)

d/b/a Springfield Manor Apartments

Springfield, Louisiana

We have compiled the Form RD 1930-8, Multi-Family Housing Borrower Balance Sheet, Part I - Balance Sheet, of S.M.A. Limited Partnership (A Partnership in Commendam) d/b/a Springfield Manor Apartments as of December 31, 2003 and 2002 and the supplementary information contained in Schedules A through J, which are presented only for supplementary analysis purposes, included in the accompanying prescribed form in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

Our compilation was limited to presenting in the form prescribed by the USDA information that is the representation of management. We have not audited or reviewed the accompanying financial statement or supplementary schedules, referred to above and, accordingly do not express an opinion or any other form of assurance on them.

This financial statement and supplementary schedules are presented in accordance with the requirements of the USDA, which differ from generally accepted accounting principles. Accordingly, this financial statement and supplementary schedules are not designed for those who are not informed about such differences.

THOMAS, WILSON, RAGUSA, UFFMAN & CO.

Springfield, Louisiana

February 9, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Sunshine Apartments, A Limited Partnership

Sheridan, Wyoming 82801

We have audited the accompanying balance sheets of Sunshine Apartments, A Limited Partnership, as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Sunshine Apartments, A Limited Partnership as of December 31, 2003 and 2002 and, the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America

In accordance with Governmental Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of the Sunshine Apartments, A Limited Partnership’s internal control over financial reporting and on our test of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation the basic financial statements taken as a whole.

Rucki & Marshall, CPA’s, PC

Sheridan, Wyoming

January 31, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Tappahannock Greens Limited Partnership

I have audited the accompanying balance sheets of Tappahannock Greens Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tappahannock Greens Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my, report dated February 15, 2004 on our consideration of Tappahannock Greens Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.

Thomas C. Cunningham, CPA

Tappahannock Greens

February 15, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Village Oaks Apartments II, Ltd.

Panama City, Florida

We have audited the accompanying balance sheets of Village Oaks Apartments II, Ltd., a limited partnership, USDA, Rural Development Project No: 09-061-0592884971, as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Oaks Apartments II, Ltd., at December 31, 2003 and 2002, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

SMITH, MILES & COMPANY, P.A

Panama City, Florida

February 10, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Westside Associates Limited Partnership

Mansfield, Massachusetts

We have audited the accompanying balance sheet of Westside Associates Limited Partnership, Project No. RI 434023310, as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Westside Associates Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westside Associates Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also a report dated February 20, 2004 on our tests of Westside Associates Limited Partnership’s compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the schedules (shown on pages 15 through 21) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

RESTIVO MONACELLI, LLP

Mansfield, Massachusetts

February 20, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Westwood Square Limited Partnership

Winston-Salem, North Carolina

We have audited the accompanying balance sheets of Westwood Square Limited Partnership as of December 31, 2003 and 2002, and the related statements of income, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westwood Square Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 19, 2004 on our consideration of Westwood Square Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

McGladrey & Pullen, CPA’s

Greensboro, North Carolina

January 19, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Wilmington Housing Redevelopment Company

We have audited the accompanying balance sheets of Wilmington Housing Redevelopment Company as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wilmington Housing Redevelopment Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 29, 2004 on our consideration of Wilmington Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.

FECTEAU & COMPANY, PLLC

Albany, New York

January 29, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Briarwood of Middleburg, Ltd.

We have audited the accompanying balance sheets of Briarwood of Middleburg, Ltd. (a Florida Limited. Partnership), USDA-RD Project No.: 09-010-592834810 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briarwood of Middleburg, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-010-592834810, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 2, 2004 on our consideration of Briarwood of Middleburg, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report n considering the results of our audit.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14-18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

James Knutzen & Associates, C.P.A.’s, P.A.

Jacksonville, Florida

February 2, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Candlewick Place, Ltd.

Monroeville, Alabama

We have audited the accompanying balance sheets of Candlewick Place, Ltd. a limited partnership, RHS Project No.: 01-050-631017825 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Candlewick Place, Ltd. RHS Project No.: 01-050-631017825 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America,

The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2004 on our consideration of Candlewick Place, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DONALD W. CAUSEY & ASSOCIATES, P.C.

Gadsden, Alabama

January 29, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Cedarstone Apartments, Ltd.

Poplarville, Mississippi

We have audited the accompanying balance sheets of Cedarstone Apartments, Ltd., a limited partnership, RHS Project No.: 28-055-026239203 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cedarstone Apartments, Ltd., RHS Project 28-055-026239203 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and 11 for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2004 on our consideration of Cedarstone Apartments, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DONALD W. CAUSEY & ASSOCIATES, P.C.

Gadsden, Alabama

January 29, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Housing Investors Athens II, Ltd.

Athens, Alabama

We have audited the accompanying balance sheet of Housing Investors Athens II, Ltd., as of December 31, 2003, and the related statements of operations, partners’ deficit, and cash flows for the year ended December 31, 2003. These financial statements are the responsibility of Housing Investors Athens II, Ltd. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Housing Investors Athens II, Ltd. for the year ended December 31, 2002 were audited by other auditors whose report, dated February 11, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Housing Investors Athens II, Ltd., as of December 31, 2003, and the results of its operations, changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 20, 2004, on our consideration of Housing Investors Athens II, Ltd. internal control structure, and a report dated February 20, 2004, on its compliance with laws and regulations.

DONALDSON, HOLMAN & WEST, P.C.

Athens, Alabama

February 20, 2004

INDEPENDENT AUDITOR’S REPORT

To the partners

Ironton Estates, LP

We have audited the accompanying balance sheets of Ironton Estates, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these Financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ironton Estates, LP as of December 31, 2002 and 2003, and results of’ its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of’ America.

Howe & Associates, PC

Columbia, Missouri

February 18, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Maidu Properties

(A California Limited Partnership)

Rocklin, California

I have audited the accompanying balance sheets of Maidu Properties (A California Limited Partnership), as of December 31, 2002 and 2003, and the related statements of income, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management.  My responsibility is to express an opinion on these Financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maidu Properties (A California Limited Partnership), as of December 31, 2002 and 2003, and results of’ its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of’ America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information for the years ended December 31, 2003 and 2002, on pages 12 and 13, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard E. Rea, CPA

Rocklin, California

February 11, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Stratford Square, Limited Partnership

Brundidge, Alabama

We have audited the accompanying balance sheets of Stratford Square, Limited Partnership, a limited partnership, RHS Project No.: 01-055-631074651 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stratford Square, Limited Partnership, RHS Project No.: 01-055-631074651 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 28, 2004 on our consideration of Stratford Square, Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DONALD W. CAUSEY & ASSOCIATES, P.C.

Gadsden, Alabama

January 28, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

STOCKTON ESTATES, LP

We have audited the accompanying balance sheets of Stockton Estates, LP as of December 31, 2003 and 2002, and the related statements of operations, owners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stockton Estates, LP as of December 31, 2003 and 2002, and the results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Howe & Associates, PC

Columbia, Missouri

April 20, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Summer Glen of Immokalee, Ltd.

We have audited the accompanying balance sheets of Summer Glen of Immokalee Ltd, (a Florida Limited Partnership), USDA-RD Project No.: 09-011-593009333 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Summer Glen of Immokalee, Ltd., (A Florida Limited Partnership), USDA-RD Project No.: 09-011-593009333, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 2, 2004 on our consideration of Summer Glen of Immokalee, Ltd’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13-18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

James Knutzen & Associates, C.P.A.’s, P.A.

Jacksonville, Florida

February 2, 2004

Independent Auditor’s Report

To the Partners

Academy Hill Limited Partnership

Winston-Salem, North Carolina

We have audited the accompanying balance sheets of Academy Hill Limited Partnership as of December 31, and 2002, and the related statements of income, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Academy Hill Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 15, 2004 on our consideration of Academy Hill Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with that report in considering the results of our audit.

MCGLADREY & PULLEN

Greensboro, North Carolina

January 15, 2004

Independent Auditors’ Report

To the Partners

Buckeye Senior, Ltd.

and USDA Rural Development

We have audited the accompanying balance sheets of Buckeye Senior, Ltd. (a limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Buckeye Senior, Ltd. as of December 31, 2003 and 2002, and the results of its operations and the changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 19, 2004, on our consideration of Buckeye Senior, Lid’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards, and should be read in conjunction with this report in understanding the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Buckeye Senior, Ltd. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

KEYSTONE ACCOUNTING, LLC

Farmington, NM

January 19, 2004

INDEPENDENT AUDITORS’ REPORT

Coronado Housing Limited Partnership

Miracle Square

2601 North Oracle Road

Tucson, Arizona   85705

We have audited the accompanying balance sheet of Coronado Housing Limited Partnership as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coronado Housing Limited Partnership as of December 31, 2003 and the results of its operation and its cash flows for the year then ended in conformity with generally accepted accounting principles in the United States of America.

FRIZZELL, SENKERIK & COMPANY, PC

Tucson, Arizona

March 10, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Elderly Housing of Macon, Ltd.

Macon, Mississippi

We have audited the accompanying balance sheets of Elderly Housing of Macon, Ltd., as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles -used arid significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elderly Housing of Macon, Ltd. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in com 6n-nity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, we have also issued a report dated January 28, 2004, on our consideration of Elderly Housing of Macon, Lid’s internal control over financial reporting and our test of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on Pages 13-14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

WAY, RAY, SHELTON & CO., PC

Tuscaloosa, Alabama

January 28, 2004

Independent Auditor’s Report

To the Partners

EL DORADO SPRINGS ESTATES, LP

We have audited the accompanying balance sheets of El Dorado Springs Estates, LP as of December 31, 2002 and 2003, and the related statements of income, owner’s equity, and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carrollton Villa, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.

Howe & Associates, PC

Columbia, Missouri

February 14, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Eldon Estates II, L.P.

DBA Eldon Estates II

Clarkton, MO 63837

We have audited the accompanying balance sheets of Eldon Estates II, L.P. (a limited partnership) DBA Eldon Estates 11 as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eldon Estates II, L.P. (a limited partnership) DBA Eldon Estates II as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was performed for the purpose of forming an opinion on the basic financial statements of Eldon Estates II, L.P. taken as a whole. The supplementary data included on pages 13-14 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis. As required by the United States Department of Agriculture Office of Rural Development, this supplementary data has been subjected to the same tests and other procedures applied in the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2004, on our consideration of Eldon Estates II, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

COFFMAN, EADS, CAPPS, SUMMERS & DUNCAN

Poplar Bluff, Missouri

January 23, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Eldon Manor, L.P.

DBA Eldon Manor

Clarkton, MO 63837

We have audited the accompanying balance sheets of Eldon Manor, L.P. (a limited partnership) DBA Eldon Manor as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eldon Manor, L.P. (a limited partnership) DBA Eldon Manor as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was performed for the purpose of forming an opinion on the basic financial statements of Eldon Manor, L.P. taken as a whole. The supplementary data included on pages 13-14 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis. As required by the United States Department of Agriculture Office of Rural Development, this supplementary data has been subjected to the same tests and other procedures applied in the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2004, on our consideration of Eldon Manor, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Coffman, Eads, Capps, Summers & Duncan

Poplar Bluff, Missouri

January 23, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Eutaw Elderly Housing, Ltd.

Eutaw, Alabama

We have audited the accompanying balance sheets of Eutaw Elderly Housing, Ltd., as of December 31, 2003 and 2002, and the related statements if income, changes in partners’ capital, and cash flows of the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eutaw Elderly Housing, Ltd. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, we have also issued a report dated January 28, 2004, on our consideration of Eutaw Elderly Housing, Lid’s internal control over financial reporting and our test of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in conjunction with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on Pages 13 - 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

WAY, RAY, SHELTON & CO., PC

Tuscaloosa, Alabama

January 28, 2004

Independent Auditor’s Report

To the Partners

Franklin School Associates

We have audited the accompanying balance sheets of Franklin School Associates, Franklin School Apartments (Project) as of December 31, 2003 and 2002, and the related statements if income, changes in partners’ equity (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information on pages 13 to 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.

HAYNIE & COMPANY

Ogden, Utah

February 18, 2004

Report of Independent Certified Public Accountant

To the Partners

Hilltop Apartments (A Limited Partnership)

A USDA Rural Housing Service Project

I have audited the accompanying balance sheets of Hilltop Apartments (A Limited Partnership), as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ deficit, and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.  Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hilltop Apartments (A Limited Partnership) as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, I have also issued reports dated February 15, 2004, on my consideration of Hilltop Apartment’s internal control structure and on my tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the result of my audits.

My audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 16 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, In my opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

GREGORY D. DUBROCK

Albuquerque, New Mexico

February 15, 2004

Independent Auditor’s Report

General and Limited Partners

Ivan Woods LDHA Limited Partnership

Okemos, Michigan

We have audited the accompanying balance sheets of Ivan Woods LDHA Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the year ended December 31, 2003 and the period from June 12, 2002, the date of HUD refinancing under section 223(f), through December 31, 2002.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ivan Woods LDHA Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated April 12, 2004, on our consideration of Ivan Woods LDHA Limited Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed In accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 10 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such Information has been subjected to the auditing procedures applied In the audit of the basic financial statements and, In our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

MCCARTHY & COMPANY, PC

Okemos, Michigan

April 12, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Licking Associates II, L.P.

DBA Licking Apartments II

Clarkton, MO 63837

We have audited the accompanying balance sheets of Licking Associates II, L.P. (a limited partnership) DBA Licking Apartments II as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Licking Associates II, L.P. (a limited partnership) DBA Licking Apartments II as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were performed for the purpose of forming an opinion on the basic financial statements of Licking Associates II, L.P. taken as a whole. The supplementary data included on pages 13-14 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis. As required by the United States Department of Agriculture Office of Rural Development, this supplementary data has been subjected to the same tests and other procedures applied in the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2004, on our consideration of Licking Associates II, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

COFFMAN, EADS, CAPPS, SUMMERS & DUNCAN

Poplar Bluff, Missouri

January 23, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

London Arms/Lyn Mar Limited Partnership

Boston, Massachusetts

We have audited the accompanying Balance Sheets of London Arms/Lyn Mar, Limited Partnership (a Florida Limited Partnership), as of December 31, 2003 and 2002 and the related Statements of Income, Partners’ Equity and Cash Flows for the years then ended. These financial statements are the responsibility of the management of London Arms/Lyn Mar Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of London Arms/Lyn Mar Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America,

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BLOOM, GETTIS, HABIB, SILVER & TERRONE, P.A.

Miami, FL

January 19, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Maidu Properties

(A California Limited Partnership)

Rocklin, California

I have audited the accompanying balance sheets of Maidu Properties (A California Limited Partnership), as of December 31, 2003 and 2002, and the related statements of income partners’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maidu Properties (a California Limited Partnership) as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information for the years ended December 31, 2003 and 2002, on pages 12 and 13, is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, In my opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

BERNARD E. REA, CPA

Stockton, California

February 11, 2004

Independent Auditor’s Report

To the Partners

Nevada Manor, LP

We have audited the accompanying balance sheets of Nevada Manor, LP as of December 31, 2002 and 2003, and the related statements of income, owner’s equity, and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nevada Manor, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.

Howe & Associates, PC

Columbia, Missouri

February 14, 2004

INDEPENDENT AUDITOR’S REPORT

The Partners

RPI Limited Partnership #18

St. Paul, Minnesota

We have audited the accompanying balance sheets of RPI Limited Partnership #18, RHS Project Number: 18-18411649005, as of December 3 1, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RPI Limited Partnership #18 as of December 31, 2003 and 2002, and the results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 23, 2004 on our consideration of RPI Limited Partnership #18’s internal control and a report dated January 23, 2004 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

EIDE BAILLY LLP

Fargo, North Dakota

January 23, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

South Fork Heights Limited Partnership

We have audited the accompanying balance sheets of South Fork Heights Limited Partnership (a Texas limited partnership), USDA Project No.: 05-53-742476220, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the U.S. General Accounting Office. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Fork Heights Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and the cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 - 21 is presented for purposes of additional analysis required by the United States Department of Agriculture and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 2, 2004, on our consideration of South Fork Heights Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

THOMPSON, DERRIG & CRAIG, P.C.

Bryan, Texas

February 2, 2004

INDEPENDENT AUDITORS’REPORT

To the Partners

Twin Oaks of Allendale, Ltd.

We have audited the accompanying balance sheets of Twin Oaks of Allendale, Ltd. (a Florida Limited Partnership), USDA-RD Project No.:46-003-592894359 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Twin Oaks of Allendale, Ltd. (a Florida Limited Partnership), USDARD Project No.: 46-003-592894359, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standard, we have also issued our report dated February 2, 2004 on our consideration of Twin Oaks of Allendale, Lid’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole.  The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

JAMES KNUTZEN & ASSOCIATES, C.P.A.’S, P.A.

Jacksonville, Florida

February 2, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Wildridge Apartments, Ltd.

Panama City, Florida

We have audited the accompanying balance sheets of Wildridge Apartments, Ltd., a limited partnership, USDA, Rural Development Project No: 11-51-592863964, as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wildridge Apartments, Ltd. at December 31, 2003 and 2002, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

SMITH, MILES & COMPANY, PA

Panama City, Florida

February 7, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Brandywood Limited Partnership

We have audited the accompanying balance sheets of Brandywood Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brandywood Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Virchow, Krause & Company, LLP

Madison, Wisconsin

January 21, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Briarwick Apartments, Ltd.

We have audited the accompanying balance sheets of Briarwick Apartments, Ltd. (a Kentucky limited partnership) as of December 31, 2003, and 2002, and the related statements of results of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit, The financial statements of Briarwick Apartments, Ltd. as of December 31, 2001, were audited by other auditors whose report dated March 28, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States, and the provisions of the United States Department of Agriculture, Rural Development audit program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briarwick Apartments, Ltd. as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated March 5, 2004, on our consideration of Briarwick Apartments, Ltd.’s internal control over financial reporting and tests of its compliance with certain provisions of laws and regulations, That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Morgan-Franklin, LLC

West Liberty, Kentucky

March 5, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners of

California Investors VII

We have audited the accompanying balance sheets of California Investors VII (a California Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of California Investors VII as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in this report (shown on pages 18 and 19) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ercolini & Company LLP

Mansfield, Massachusetts

January 24, 2004

Independent Accountant’s Report

To the Partners

Fort Smith Housing Associates, an Arkansas Limited Partnership

We have audited the accompanying balance sheet of Fort Smith Housing Associates, An Arkansas Limited Partnership as of December 31, 2003, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these statements based on our audit. The financial statements of Fort Smith Housing Associates, An Arkansas Limited Partnership as of December 31, 2002 were audited by other auditors whose report dated February 5, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fort Smith Housing Associates, An Arkansas Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Hankins & Company

Fort Smith, Arkansas

February 13, 2004

Independent Accountant’s Report

To the Partners

Franklin II Limited Partnership

I have audited the accompanying balance sheets of Franklin II Limited Partnership, RHS Project No.: 5-009-541462949, as of December 31, 2003 and 2002 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.  In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin II Limited Partnership, RHS Project No.: 55-009 541462949, as of December 31, 2003, and the results of its operations, the changes in partners’ deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.  My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material.

In accordance with Government Auditing Standards, I have also issued reports dated January 9, 2004 on my consideration of Franklin II Limited Partnership’s internal control and its compliance with laws and regulations applicable to the financial statements.

Timothy Force, CPA

Bethesda, Maryland

January 9, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Hunter’s Park Limited Partnership

We have audited the accompanying balance sheets of Hunter’s Park Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of Hunter’s Park Limited Partnership management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hunter’s Park Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2003 on our consideration of Hunter’s Park Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 13, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is presented fairly in all material respects in relation to the basic financial statements taken as a whole.

Holden, Moss, Knott, Clark, Copley & Hoyle, P.A.

Henderson, North Carolina

January 28, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Ivan Woods LDHA Limited Partnership

We have audited the, accompanying balance sheets of Ivan Woods LDHA Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, changes in p era capital (deficit) and cash flows for year ended December 31, 2003 and the period from June 12, 2002, the date of HUD refinancing under section 223 (f), through December 31, 2002. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures In the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ivan Woods LDHA Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated April 12, 2004, on our consideration of Ivan Woods LDHA Limited Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.  Those reports are an integral part of an audit performed In accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 10 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such Information has been subjected to the auditing procedures applied In the audit of the basic financial statements and, In our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

McCartney & Company, P.C.

Okemos, Michigan

April 12 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Lakeridge Apartments of Eufaula, Ltd.

We have audited the accompanying balance sheets of Lakeridge Apartments of Eufaula, Ltd., a limited partnership, USDA, Rural Development Project No: 010030592933800, as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeridge Apartments of Eufaula, Ltd., at December 31, 2003 and 2002, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

SMITH, MILES & COMPANY, P.A.

Panama City, Florida

February 7, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Los Caballos II, Ltd.

We have audited the financial statements of Los Caballos II, Ltd., (a limited partnership) as of and for the years ended December 3l, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of’ the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Los Caballos II, Ltd., as of December 31, 2003 and 2002, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 12, 2004 on our consideration of Los Caballos II, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants.  That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplemental information included in this report is presented for purposes of additional analysis and is not a required part of the basic financial statements of Los Caballos II, Ltd. Such information has been subjected to auditing procedures applied in our audits of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Keystone Accounting, LLC

Farmington, NM

January 12,2004

Independent Auditors’ Report

To the Partners

Nye County Associates (A California Limited Partnership)

We have audited the accompanying balance sheets of Nye County Associates, (A California Limited Partnership) DBA Spring Mountain Apartments, USDA, Rural Development Project Number 33019-680192750, as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nye County Associates, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit), and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 15, 2004 on our consideration of Nye County Associates’ internal control structure and a report dated January 15, 2004 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements of Nye County Associates. Such information has been subjected to auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

SJ Gallina & Co., LLP

Sacramento, California

January 15, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Portales Estates, L.P.

We have audited the accompanying balance sheets of Portales Estates, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Portales Estates, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.

Howe & Associates, PC

Columbia, Missouri

February 19, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

RPI Limited Partnership #22

We have audited the accompanying balance sheets of RPI Limited Partnership #22, (MHFA Project Number 90-002) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RPI Limited Partnership #22 as of December 31, 2003 and 2002, and the results of its operations and is cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents as of and for the years ended December 31, 2003 and 2002, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Virchow Krause & Company

Minneapolis, Minnesota

January 22, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Scott City Associates III, L.P.

We have audited the accompanying balance sheets of Scott City Associates III, L.P. (a limited partnership) DBA Scott City Apartments III as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supportingthe amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Scott City Associates III, L.P. (a limited partnership) DBA Scott City Apartments III as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were performed for the purpose of forming an opinion on the basic financial statements of Scott City Associates III, L.P. taken as a whole. The supplementary data included on pages 13-14 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis. As required by the United States Department of Agriculture Office of Rural Development, this supplementary data has been subjected to the same tests and other procedures applied in the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated January 28, 2004, on our consideration of Scott City Associates III, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Coffman, Eads, Capps, Summers & Duncan

Poplar Bluff, Missouri

January 28, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Springfield Housing Associates, L.P.

Springfield, Illinois

We have audited the accompanying balance sheets of Springfield Housing Associates, L.P. (a limited partnership), as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Springfield Housing Associates, LP (a limited partnership) as of December 31, 2003 and 2002, and results of its operations, changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.

MUELLER, WALLA & ALBERTSON, PC

Crestwood, MO

January 22, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Villas of Lakeridge, Ltd.

We have audited the accompanying balance sheets of Villas of Lakeridge, Ltd., a limited partnership, USDA, Rural Development Project No: 01-0030592930819, as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villas of Lakeridge, Ltd., at December 31, 2003 and 2002, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

Smith, Miles & Company, P.A.

Panama City, Florida

February 7, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Waynesboro Associates, Limited

We have audited the accompanying balance sheets of Waynesboro Associates, Limited (a Tennessee limited partnership) d/b/a Waynesboro Village Apartments, RES Project No.: 48-091-621385326, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waynesboro Associates, Limited (a Tennessee limited partnership) d/b/a Waynesboro Village Apartments, RHS Project No.: 48-091-621385326, as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of Waynesboro Associates, Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

York, Dillingham & Company, PLLC

Columbia, Tennessee

January 31, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Windsor II Limited Partnership

I have audited the accompanying balance sheets of Windsor II Limited Partnership, RHS Project No.: 54-057-541440877-017, as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Windsor II Limited Partnership, RHS Project No.: 54-057 541440877-017, as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ deficit and cash flows for the years then ended, in conformity with generally accepted accounting principles.  My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, I have also issued reports dated January 9, 2004 on my consideration of Windsor II Limited Partnership’s internal control and its compliance with laws and regulations applicable to the financial statements.

Timothy Force, CPA

Bethesda, Maryland

January 9, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Amherst Limited Partnership

I have audited the accompanying balance sheets of Amherst Limited Partnership, RHS Project No.: 54-007-541486870, as of December 3 1, 2003 and 2002 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial tatements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amherst Limited Partnership, RHS Project No.: 54-007541486870, as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ deficit and cash flows for the years then ended, in conformity with generally accepted accounting principles.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, I have also issued reports dated January 9, 2004 on my consideration of Amherst Limited Partnership’s internal control and its compliance with laws and regulations applicable to the financial statements.

Timothy Force, CPA

Bethesda, Maryland

January 9, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Beckwood Manor Six Limited Partnership

We have audited the accompanying balance sheets of Beckwood Manor Six Limited Partnership, RD Project No. 03-048-0710677265 (the Partnership), as of December 31, 2003 and 2002, and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beckwood Manor Six Limited Partnership as of December 31, 2003 and 2002, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 6, 2004 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Little Shaneyfelt Marshall Romine & Co.

Little Rock, AR

February 6, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Blanchard Seniors Apartments II

We have audited the accompanying balance sheet of Blanchard Seniors Apartments II (the Partnership) as of December 31, 2003, and the related staternents of Income, partners’ equity, and cash flows For the year then ended. These Financial statenients are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based oil Our audit. Tile financial statements of’ Blanchard Seniors Apartments 11 as of December 31, 2002, were audited by other auditors whose report (fated March 12, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in tile United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perforrm the audit to obtain reasonable assurance about whether the financial staternents are free of material misstatement. Ail audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial staternents. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial staternent presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial staternents referred to above present fairly, in all material respects, the financial position of’ Blanchard Seniors Apartments 11 as of’ December 31, 2003, and the results 01’ its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 4, 2004, on our consideration of Blanchard Seniors Apartments II’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants.  That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in con junction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial staternents of Blanchard Seniors Apartments IL.  Such Information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in Our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Cameron, Hines & Hartt

West Monroe, Louisiana

February 4, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Brantwood Lane Limited Partnership

We have audited the accompanying balance sheets of Brantwood Lane Limited Partnership (a Georgia limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brantwood Lane Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, L.L.P.

Charlotte, North Carolina

January 31, 2004

Independent Auditors’ Report

To The Partners

Breckenridge Apartments, Limited Partnership

We have audited the accompanying balance sheets of Breckenridge Apartments, Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, and with Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Breckenridge Apartments, Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report January 29, 2004 on our consideration of Breckenridge Apartments, Limited Partnership’s internal control over financial reporting and our consideration of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Crisp Hughes Evans, LLP

Greenville, South Carolina

January 29 2004

Independent Auditors’ Report

To The Partners

Briarwood II, Ltd.

We have audited the accompanying balance sheets of Briarwood II, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-010-592972167 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present in all material respects, the financial position of Briarwood II, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-010-592972167, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance Government Auditing Standards, we have also issued our report dated February 2, 2003 on our consideration of Briarwood II, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

James Knutzen & Associates, C.P.A.’s, P.A.

Jacksonville, Florida

February 2, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners of

California Investors VII

We have audited the accompanying balance sheets of California Investors VII (a California Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant-estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of California Investors VII as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of fortning an opinion on the basic financial statements taken as a whole. The additional information included in this report (shown on pages 18 and 19) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ercolini Company LLP

Boston, MA

January 24, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Carleton Court Limited Partnership

We have audited the accompanying balance sheet of Carleton Court Limited Partnership, Project No. 434023319, as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Carleton Court Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carleton Court Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2004 on our tests of Carleton Court Limited Partnership’s compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information in the schedules (shown on pages 17 through 21) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

Restivo Monacelli LLP

Providence, Rhode Island

February 6, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Carriage Run Limited Partnership

I have audited the accompanying balance sheets of Carriage Run Limited Partnership, as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carriage Run Limited Partnership, as of December 3 1, 2003 and 2002 and the results of its operations, changes in partners’ deficit, and its cash flow for the years then ended in conformity with generally accepted accounting principles.

In accordance with government auditing standards, I have also issued reports dated February 12, 2004 on my consideration of Carriage Run Limited Partnership’s internal control and on its compliance with laws and regulations.

My audit was made for the purpose of fort-ning an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Patterson & Company, P.C.

McLean, Virginia

February 12, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Cedarwood Apartments Limited Partnership

Raleigh, North Carolina

We have audited the accompanying balance sheets of Cedarwood Apartments Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cedarwood Apartments Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2004 on our consideration of Cedarwood Apartments Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Cedarwood Apartments Limited Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Thomas, Judy & Tucker, P.A.

Raleigh, North Carolina

January 23, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Chaparral Associates:

I have audited the accompanying balance sheets of Chaparral Associates, a Limited Partnership . (the “Partnership”) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and contained in the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 4, 2004 on my consideration of the Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.

The accompanying supplementary information (beginning on page 10) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

LAURIE A. LEE

Las Vegas, Nevada

February 4, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

College Greene Rental Associates, L.P.

We have audited the accompanying balance sheet of College Greene Rental Associates, L.P. (a limited partnership) as of December 31, 2003 and 2002, and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended. These financial statements arc the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally tccepted ia the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a t--st basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of College Greene Rental Associates, L.P. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

SALMIN, CELONA, WEHRLE & FLAHERTY, LLP

Rochester, New York

January 30, 2004

INDEPENDENT AUDITORS’REPORT

To the Partners

COLORADO CITY SENIORS APARTMENTS, LTD.

We have audited the accompanying balance sheet of COLORADO CITY SENIORS APARTMENTS, LTD., RHS Project No.. 55-068-721125815 as of December 31, 2003, and the related statement of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of COLORADO CITY SENIORS APARTMENTS, LTD. as of December 31, 2002, were audited by other auditors whose report dated February 18, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards,. issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COLORADO CITY SENIORS APARTMENTS, LTD. as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 29, 2004, on our consideration of COLORADO CITY SENIORS APARTMENTS, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

Bond & Tousignant

Monroe, Louisiana

February 29, 2004

3

INDEPENDENT AUDITORS’ REPORT

To the Partners

COTTONWOOD APARTMENTS II

We have audited the accompanying balance sheet of Cottonwood Apartments 11 (tile Partnership) as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for tile year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express all opinion on these financial statements based oil our audit. The financial statements of Cottonwood Apartments II as of December 31, 2002, were andited by other auditors whose report dated March 3, 2003, expressed an upqualified opinion on those statements.

We conducted our audit In accordance with auditing standards generally accepted in tile United States of America and tile Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether tile financial staternents are free of material misstatement. Ali audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in tile financial staternents. Ali audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating tile overall financial staternent presentation. We believe that Our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cottonwood Apartments II as of December 31, 2003, and the results of its operations and its cash flows for tile year then ended in conformity with asccounting principles generally accepted in the United States of America.

In accordance with Government Auditing,Standards, we have also issued our report dated February 13, 2004, oil Our consideration of Cottonwood Apartments II’s internal control over financial reporting and our tests of’ its compliance with certain provisions of laws. regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in confunction with this report in considering the results of our audit.

Our audit was made for the purpose of lorming all opinion oil the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Cottonwood Apartments II.  Such information has been subjected to the auditiing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Cameron, Hines & Hartt

West Monroe, Louisiana

February 13, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Crystal Springs Family, L.P.

Crystal Springs, Mississippi

We have audited the accompanying balance sheets of Crystal Springs Family, L.P. a limited partnership, RHS Project No.: 28-015-006239103 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crystal Springs Family, L.P., RES Project No.: 28-015-006239103 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of Crystal Springs Family, L.P.’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DONALD W. CAUSEY & ASSOCIATES, P.C.

Gadsden, Alabama

January 31, 2004

Independent Auditors’ Report

To The Partners

Devenwood Apartments, A Limited Partnership

We have audited the accompanying balance sheets of Devenwood Apartments, A Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, and with Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Devenwood Apartments, A Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2004 on our consideration of Devenwood Apartments, A Limited Partnership’s internal control over financial reporting and our consideration of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

CRISP HUGHES EVANS LLP

Greenville, South Carolina

January 29, 2004

Independent Auditors’ Report

To the Partners

Excelsior Springs Properties, LP

We have audited the accompanying balance sheets of Excelsior Springs Properties, LP as of’ December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those atandards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We beleve that our audits provide a reasonable basis for opur opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Excelsior Springs Properties, LP as of December 31, 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Howe & Associates, PC

Columbia, Missouri

February 16, 2004

Independent Auditors’ Report

To the Partners

Franklin Vista III, Ltd.

and USDA Rural Development

We have audited the accomparrying balance sheets of Franklin Vista 111, Ltd. (a limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits,

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit, also includes assessing the accounting principles used and significant estimates made by management, as well as evalluating the overall financial statement presentation. We believe that, our, audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin Vista III, Ltd. as of December 31, 2003 and 2002, and the results of its operations and the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 16, 2004, on our consideration of Franklin Vista III, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral, part of an audit performed in accordance with Government Auditing Standards, and should be read in conjunction with this report in understanding the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Franklin Vista III, Ltd. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Keystone Accounting, L.L.C.

Farmington, New Mexico

January 16, 2004

Independent Auditors’ Report

To the Partners

Friendship Village, LLLP

Bethesda, Maryland

We have audited the accompanying balance sheets of Friendship Village, LLLP as of December 3 1, 2003 and 2002, and the related statements of income, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards issued by the Comptroller General of the United States and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Friendship Village, LLLP as of December 31, 2003 and 2002 and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our reports dated March 5,2004 on our consideration of Friendship Village, LLLP’s internal control and on its compliance with laws and regulations.

REGARDIE, BROOKS & LEWIS

Bethesda, Maryland

March 5, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Haven Park Partners III

(A California Limited Partnership)

Fresno, California

We have audited the accompanying balance sheets of Haven Park Partners III, a California Limited Partnership (the “Partnership”), as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement., An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

JANZEN, TAMBER & WONG

Fresno, California

January 21, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Haven Park Partners IV

(A California Limited Partnership)

Fresno, California

We have audited the accompanying balance sheets of Haven Park Partners IV, a California Limited Partnership (the “Partnership”), as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page I I is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

JANZEN, TAMBER & WONG

Fresno, California

January 21, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

HUGHES SPRINGS SENIORS APARTMENTS, LTD.

We have audited the accompanying balance sheet of HUGHES SPRINGS SENIORS APARTMENTS, LTD., RHS Project No. 49-034-721156758 as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) And cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of HUGHES SPRINGS SENIORS APARTMENTS, LTD. as of December 31, 2002, were audited by other auditors whose report dated March 3, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of HUGHES SPRINGS SENIORS APARTMENTS, LTD. as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the Auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated March 19, 2004, on our consideration of HUGHES SPRINGS SENIORS APARTMENTS, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

Bond & Tousignant

Monroe, Louisiana

March 19,2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

La Gema Del Barrio, A California Limited Partnership

I have audited the accompanying balance sheets of La Gema Del Barrio, A California Limited Partnership, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion the accompanying financial statements referred to above present fairly, in all material respects, the financial position of La Gema Del Barrio, A California Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States,

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

SCHONWIT & ASSOCIATES

January 20, 2004

Independent Auditor’s Report

To the Partners

Lakeview Meadows Limited Dividend

Housing Association Limited Partnership

We have audited the accompanying balance sheet of Lakeview Meadows Limited Dividend Housing Association Limited Partnership (a Michigan limited partnership) MSHDA Development No. 874, as of December 31, 2003 and 2002, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeview Meadows Limited Dividend Housing Association Limited Partnership, MSHDA Development No. 874, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 6, 2004, on our consideration of Lakeview Meadows Limited Dividend Housing Association Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

PLANTE & MORAN, PLLC

East Lansing, Michigan

February 6, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Lakewood Terrace Limited Partnership

Mansfield, Massachusetts

We have audited the accompanying balance sheet of Lakewood Terrace Limited Partnership (a Florida Limited Partnership) as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Lakewood Terrace Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit,

We conducted our audit in accordance with auditing standards generally accepted in the United. States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakewood Terrace Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the schedules (shown on pages 16 and 17) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

Restivo Monacelli LLP

Providence, Rhode Island

February 16, 2004

Independent Auditors’ Report

To the Partners

Lonaconing Associates Limited Partnership

DBA Lana Lu Apartments

Rockville, Maryland

We have audited the accompanying balance sheets of Lonaconing Associates Limited Partnership (a limited partnership), DBA Lana Lu Apartments, Case No. 24-001-521702607, as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, the standards of applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perforin the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lonaconing Associates Limited Partnership, DBA Lana Lu Apartments, Case No. 24-001-521702607, at December 3 1, 2003 and 2002, and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of Arnerica.

In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 9, 2004, on our consideration of’ Lonaconing Associates Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of ail audit performed in accordance with Government Auditing Standards and should be read In conjunction with this report in considering the results of our audit.

Fentress, Brown, CPAs & Associates, LLC

Columbus, Ohio

January 9, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Louis Associates, L.P.

Louisville, Mississippi

We have audited the accompanying balance sheets of Louis Associates, L.P. a limited partnership, RLIS Project No.: 28-080-640788796 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.

In our opinion, tile financial statements referred to above present fairly, in all material respects, the financial position of Louis Associates, L.P., REIS Project No.: 28-080-640788796 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in tile United States of America.

The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I I through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and 11 for the year ended December 3 1, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 10, 2004 on our consideration of’ Louis Associates, L.P.’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DONALD W. CAUSEY & ASSOCIATES, P.C.

Gadsden, Alabama

February 10, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Maidu Properties

(A California Limited Partnership)

Rocklin, California

I have audited the accompanying balance sheets of Maidu Properties ( A California Limited Partnership) as of December 31, 2003 and 2002, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion thr financial statements referred to above present fairly, in all material respects, the financial position of Maidu Properties (A California Limited Partnership) as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in fornformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information for the years ended December 31, 2003 and 2002, on pages 12 and 13, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERNARD E. REA, CPA

Stockton, California

February 11, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

McComb Family, L.P.

McComb, Mississippi

We have audited the accompanying balance sheets of McComb Family, L.P., a limited partnership, RHS Project No.: 28-057-640795197 as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of McComb Family, L.P., RHS Project No.: 28-057-640795197 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of McComb Family, L.P. internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit

DONALD W. CAUSEY & ASSOCIATES, P.C.

Gadsden, Alabama

January 31, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Montague Place Limited Partnership

Lansing, Michigan

We have audited the accompanying balance sheets of Montague Place Limited Partnership as of December 31, 2003 and 2002, and the related statements of net loss, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Montague Place Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated March 2, 2004 on our consideration of the Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Maner, Costerisan & Ellis, P.C.

Lansing, Michigan

March 2, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Navapai Associates

I have audited the accompanying balance sheets of Navapai Associates, a Limited Partnership (the “Partnership”) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and contained in the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with generally ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 4, 2004 on my consideration of the Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.

The accompanying supplementary information (beginning on page 10) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

LAURIE A. LEE

Las Vegas, Nevada

February 4, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

One Northridge Limited Partnership

We have audited the accompanying balance sheets of One Northridge Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures ill the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for Our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of One Northridge Limited Partnership as of December 31, 2003 and 2002, and results of its operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles gnerally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole, The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been Subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is. fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Monteith, Lacy & Sharkey, LLC

Ornaha.. Nebraska

April 30 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Pine Ridge Elderly Apartments Limited Partnership

Raleigh, North Carolina

We have audited the accompanying balance sheets of Pine Ridge Elderly Apartments Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pine Ridge Elderly Apartments Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Pine Ridge Elderly Apartments Limited Partnership. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

THOMAS, JUDY & TUCKER, P.A.

Raleigh, North Carolina

January 23, 2004

Independent Auditor’s Report

To the Partners

Rainier Manor Associates Limited Partnership

Columbia, Maryland

We have audited the accompanying balance sheets of Rainier Manor Associates Limited Partnership as of December 31, 2003 and the related statements of profit and loss, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Controller General of the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rainier Manor Associates Limited Partnership as of December 31, 2003 and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our reports dated January 16, 2004 on our consideration of Rainier Manor Associates Limited Partnership’s internal controls and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

The accompanying supplemental information (shown on pages 14 to 19) is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Aronson & Company

Rockville, Maryland

January 16, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Rosenberg Building Associates Limited Partnership

Mansfield, Massachusetts

We have audited the accompanying balance sheets of Rosenberg Building Associates Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant-estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rosenberg Building Associates Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the Partnership has a contract with the Housing Authority of the City of Santa Rosa, California to receive HUD Section 8 rental assistance for all 77 apartment units at the Project.  The contract expires on Decembrer 31, 2004.  HUD has been granting one-year renewals of Section 8 Housing Assistance Payments (HAP) contracts lupon their expirations.  At the present time, it is uncertain whether further renewals will be given by HUD when the contract expires.  As permitted, management intends to renew its HAP contract.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in this report (shown on pages 18 and 19) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ercolini Company LLP

Boston, MA

January 29, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Schroon Lake Housing Redevelopment Company

We have audited the accompanying balance sheets of Schroon Lake Housing Redevelopment Company as of December 31, 2003 and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a, reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Schroon Lake Housing Redevelopment Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards issued by the Comptroller General of the United States of America, we have also issued reports dated January 29, 2004 on our consideration of Schroon Lake Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.

FECTEAU & COMPANY, PLLC

Albany, New York

January 29, 2004

INDEPENDENT AUDITORS’ REPORT

It the Partners

SMITHVILLE PROPERTIES, LP

We have audited the accompany baslance sheets of Smithville Properties, LP as of’ December 31, 2002 and 2003. and the related statements of income, owners’ equity, and cash flows for the years then ended.. These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements bassed on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those atandards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We beleve that our audits provide a reasonable basis for opur opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smithville Properties, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Howe & Associates, PC

Columbia, Missouri

February 23, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

South Fulton Elderly, L.P.

Fulton, Mississippi

We have audited the accompanying balance sheets of South Fulton Elderly, L.P., a limited partnership, RHS Project No.: 28-029-0026239101 as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Fulton Elderly, L.P. RES Project No.: 28-029-0026239 101 as of December 3 1, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form Fn-iHA 1930-8) Parts I and 11 for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 3, 2004 on our consideration of South Fulton Elderly, L.P. internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DONALD W. CAUSEY & ASSOCIATES, P.C.

Gadsden, Alabama

February 3, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

St. Barnabas Ridge Limited Partnership

d/b/a Snow Hill Ridge Apartments

Raleigh, North Carolina

We have audited the accompanying balance sheets of St. Barnabas Ridge Limited Partnership d/b/a Snow Hill Ridge Apartments as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respectes, the financial position of St. Barnabas Ridge Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principals generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 15, 2004 on our consideration of St. Barnabas Ridge Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 11 and 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

DIXON ODOM PLLC

High Point, North Carolina

January 15, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Standardsville Village Limited Partnership

RHS No. 54-48-541523939

North Main Street

Standardsville, Virginia 22973

We have audited the accompanying balance sheets of Standardsville Village Limited Partnership, RHS No. 5448-541523939 as of December 31, 2003 and 2002, and the related statements ‘of operations, partners’ capital (deficiency), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respectes, the financial position of Standardsville Village Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principals generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 10 and 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

ERIC COHEN & ASSOCIATES, P.C.

Gaithersburg, Maryland

February 24, 2004

Independent Auditors’ Report

To the Partners

Titusville Apartments Limited Partnership

DBA Titusville Apartments

Rockville, Maryland

We have audited the accompanying balance sheets of Titusville Apartments Limited Partnership (a lirnited partnership), DBA Titusville Apartments, Case No. 44-020-521618663, as of’ December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, the standards of applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Titusville Apartments Limited Partnership, DBA Titusville Apartments, Case No. 44-020-521618663, at December 31, 2003 and 2002, and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 9, 2004, on our consideration of Titusville Apartments Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results Of Our audit.

Fentress, Brown, CPAs & Associates, LLC

Columbus, Ohio

January 9, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Victoria Limited Partnership

I have audited the accompanying balance sheets of Victoria Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Victoria Limited Partnership, as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ deficit, and its cash flow for the years then ended in conformity with generally accepted accounting principles.

In accordance with government auditing standards, I have also issued reports dated February 12, 2004 on my consideration of Victoria Limited Partnership’s internal control and on its compliance with laws and regulations.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Patterson & Company, P.C.

McLean, Virginia

February 12, 2004

Independent Auditors’ Report

To the Partners

Wesley Village Associates Limited Partnership

DBA Wesley Village Apartments

Rockville, Maryland

We have audited the accompanying balance sheets of Wesley Village Associates Limited Partnership (a limited partnership), DBA Wesley Village Apartments, Case No. 57-002-521397397, as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits In accordance with auditing standards generally accepted in the United States of America, the standards of applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of’Wesley Village Associates Limited Partnership, DBA Wesley Village Apartments, Case No. 57-002521397397, at December 31, 2003 and 2002, and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farn-iers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 9, 2004, on our consideration of Wesley Village Associates Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of out- audit.

Fentress, Brown, CPAs & Associates, LLC

Columbus, Ohio

January 9, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Woodfield Commons Limited Partnership

We have audited the accompanying balance sheet of Woodfield Commons Limited Partnership as of December 31, 2003, and the related statements of operations, partners’ equity, and cash flows for the year then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsubility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards requlire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit inclludes exasmining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financisal statements referred to above present fairly, in all material respects, the financial position of Woodfield Commons Limited Partnership, as of December 31, 2003, and the results of its operations, changes in partners’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Larson, Allen Weishair & Co., LLP

Eau Claire, Wisconsin,

January 25, 2004

INDEPENDENT AUDITORS’ REPORT

Metropole Apartments Associates, Ltd.

Boston, Massachusetts

We have audited the accompanying Balance Sheets of Metropole Apartments Associates, Ltd. (a Florida L1mited Partnership), as of December 31, 2002 and 2001, and the related Statements of Income, Partners’ Equity and Cash Flows for the years then ended. These financial statements are the responsibility of Metropole Apartments Associates, Ltd.’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation.  We believe that our audits provide, a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Metropole Apartments Associates, Ltd, as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ deficit and cash flaws for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such Information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BLOOM, GETTIS, HABIB, SILVER & TERRONE, P.A.

Miami, FL

February 11, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Beaver Brook Housing Associates Limited Partnership

We have audited the accompanying balance sheets of Beaver Brook Housing Associates Limited Partnership (Case No. 34-06-020424443) as of December 31, 2002 and 2001 and the related statements of income and expense, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fair y, in all material respects, the financial position of Beaver Brook Housing Associates Limited Partnership at December 31, 2002 and 2001 and the results of its operations, its partners’ deficit and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 21, 2003 on our consideration of Beaver Brook Housing Associates’ internal control and on its compliance with laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental data included in Schedules 1, 2 3 and 4 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. The supplemental data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

JOHN G. BURK AND ASSOCIATES

Keene, NH

January 21, 2003

INDEPENDENT AUDITORS’REPORT

February 8, 2003

To the Partners

Hacienda Villa Associates,

a Limited Partnership

We have audited the accompanying balance sheet of Hacienda Villa Associates, a Limited Partnership, as of December 31, 2002, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as wall as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Hacienda Villa Associates, a Limited Partnership, as of December 31, 2002, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

ABACI & GARABEDIAN

Fresno, CA

February 8, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Maywood Associates, Ltd.

A California Limited Partnership

Corning, California

We have audited the accompanying balance sheet of Maywood Associates, Ltd., A California Limited Partnership, USDA, Rural Development Project Number 04-052-680184284, as of December 31, 2002, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Maywood Associates, Ltd. as of December 31, 2001, were audited by other auditors whose report, dated March 11, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maywood Associates, Ltd., as of December 31, 2002, and the results of its operations, changes in partners’ equity (deficit), and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 22, 2003 on our consideration of Maywood Associates, Ltd.’s internal control structure and a report dated January 22, 2003 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental and other information is presented for purposes of additional analysis and is not a required part of the financial statements of Maywood Associates, Ltd. Such information has been subjected to auditing procedures applied in our audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

S.J. GALLINA & CO. LLP

Sacramento, CA

January 22, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Raitt Street Apartments, A California Limited Partnership

I have audited the accompanying balance sheets of, Raitt Street Apartments, A California Limited Partnership, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion the accompanying financial statements referred to above present fairly, in all material respects, the financial position of Raitt Street Apartments, A California Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

SCHONWIT & ASSOCIATES

Costa Mesa, CA

January 24, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Springfield Housing Associates, L.P.

Springfield, Illinois

We have audited the accompanying balance sheet of Springfield Housing Associates, L.P., (a limited partnership), as of December 31, 2002 and the related statements of operations, partners’ capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Springfield Housing Associates, L.P., (a limited partnership) as of December 31, 2002, and the results of its operations, changes in partners’ capital and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

MUELLER, WALLA & ALBERTSON, P.C.

Crestwood, MD

January 25, 2003

Independent Auditor’s Report

To the Partners

Tappahannock Greens Limited Partnership

I have audited the accompanying balance sheets of Tappahannock Greens Limited Partnership as of December 3l, 2002 and 2001, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tappahannock Greens Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ deficit, and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2003 on my consideration of Tappahannock Greens Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.

THOMAS C. CUNNINGHAM, CPA, PC

Bristol, VA

February 15, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Maidu Properties

(A California Limited Partnership)

Rocklin, California

I have audited the accompanying balance sheets of Maidu Properties (A California Limited Partnership, as of December 31, 2002 and 2001, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all, material respects, the financial position of Maidu Properties (A California Limited Partnership) as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information for the years ended December 31, 2002 and 2001, on pages 12 and 13, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERNARD E. REA, CPA

Stockton, California

February 8, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Washington Heights IV, A Limited Partnership

Bismarck, North Dakota

We have audited the accompanying balance sheets of Washington Heights IV, A Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Washington Heights IV, A Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

LUDVIGSON, BRAUN & CO

Valley City, North Dakota

January 30, 2003

INDEPENDENT AUDITORS’ REPORT

The Partners

Woodside Housing Associates

We have audited the balance sheets of Woodside Housing Associates (a limited Partnership), RD Case No. 23-01-010439878, as of December 31, 2002 and 2001, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodside Housing Associates (a limited Partnership) as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated April 3, 2003, on our consideration of Woodside Housing Associates’ internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 12 through 14 is presented solely for the use of the Department of Agriculture, Rural Development (USDA-RD) and is not a required part of the basic financial statements. The supplementary information has been subjected to the audit procedures applied in the audits of the basic financial statements and in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERRY, DUNN, MCNEIL & PARKER

Portland, Maine

April 3, 2003

Independent Auditor’s Report

To the Partners

Franklin School Associates

Great Falls, Montana

We have audited the accompanying balance sheets of Franklin School Associates, Franklin School Apartments (Project) as of December 31, 2002 and 2001, and the restated statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2002 and 2001, and the results in its operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information on pages 13 to 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 5, 2003, on our consideration of the Project’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contract, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

KAY L. BOWEN & ASSOCIATES

Ogden, UT

February 5, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

London Arms/Lyn Mar Limited Partnership

Boston, Massachusetts

We have audited the accompanying Balance Sheets of London Arms/Lyn Mar, Ltd. (a Florida Limited Partnership of December 31, 2002 and 2001 and the related Statements of Income, Partners’ Equity and Cash Flows for the years then ended, These financial statements are the responsibility of the management of London Arms/Lyn Mar Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of London Arms/Lyn Mar Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such Information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BLOOM, GETTIS, HABIB, SILVER & TERRONE, PA

Miami, Florida

February 11, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Maidu Properties

(A California Limited Partnership)

Rocklin, California

I have audited the accompanying balance sheets of Maidu Properties (A California Limited Partnership), as of December 31, 2002 and 2001 related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maidu Properties (A California Limited Partnership) as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information for the years ended December 31, 2002 and 2001, on pages 12 and 13, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERNARD E. REA, CPA

Stockton, California

February 8, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

South Fork Heights Limited Partnership

We have audited the accompanying balance sheets of South Fork Heights Limited Partnership (a Texas limited partnership), USDA Project No.: 05-53-742476220, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the U.S. General Accounting Office. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Fork Heights Limited Partnership as of December 31, 2002 and 2001, and the results of its operations and the cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 - 21 is presented for purposes of additional analysis required by the United States Department of Agriculture and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 11, 2003, on our consideration of South Fork Heights Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain, provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should, be read in conjunction with this report in considering the results of our audit.

THOMPSON, DERRIG & CRAIG, P.C.

Bryan, TX

February 11, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Briarwick Apartments, Ltd.

We have audited the accompanying balance sheet of Briarwick Apartments, Ltd. (a Kentucky limited partnership) as of December 31, 2002, and the related statements of results of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Briarwick Apartments, Ltd. as of December 31, 2001 and 2000, were audited by other auditors whose report dated March 28, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States, and the provisions of the United States Department of Agriculture, Rural Development audit program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briarwick Apartments, Ltd. as of December 31, 2002, and the results of its operations, changes in partners’ capital and its cash flows for the years then ended in conformity with accounting principles generally accepted, in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated March 6, 2003, on our consideration of Briarwick Apartments, Ltd.’s internal control over financial reporting and tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

MORGAN-FRANKLIN, LLC

West Liberty, KY

March 6, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Franklin II Limited Partnership

I have audited the accompanying balance sheets of Franklin II Limited Partnership, RHS Project No.: 55-009-541462949, as of December 31, 2002 and 2001, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin II Limited Partnership, RHS Project No.: 55-009-541462949, as of December 31, 2002, and the results of its operations, the changes in partners’ deficit and cash flows for the year the ended, in conformity with generally accepted accounting principles.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, I have also issued reports dated January 10, 2003 on my consideration of Franklin II Limited Partnership’s internal control and its compliance with laws and regulation applicable to the financial statements.

TIMOTHY FORCE, CPA

Bethesda, MD

January 10, 2003

Independent Auditors’ Report

To the Partners

Nye County Associates

(A California Limited Partnership)

DBA Spring Mountain Apartments

Cheyenne, Wyoming

We have audited the accompanying balance sheet of Nye County Associates (A California Limited Partnership) DBA Spring Mountain Apartments, USDA, Rural Development Project Number 33-019-680192750, as of December 31, 2002, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Nye County Associates as of December 31, 2002, were audited by other auditors whose report, dated March 11, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nye County Associates, as of December 31, 2002, and the results of its operations, changes in partners’ equity (deficit), and cash flows for the year the ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 17, 2003 on our consideration of Nye County Associates’ internal control structure and a report dated January 17, 2003 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental and other information is presented for purposes of additional analysis and is not a required part of the financial statements of Nye County Associates. Such information has been subjected to auditing procedures applied in our audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

SJ GALLINA & CO., LLP

Sacramento, California

January 17, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Prairie West Apartments III, A Limited Partnership

West Fargo, North Dakota

We have audited the accompanying balance sheets of Prairie West Apartments III, A Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prairie West Apartments 111, A Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

LUDVIGSON, BRAUN & CO.

Valley City, North Dakota

January 30, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Springfield Housing Associates, L.P.

Springfield, Illinois

We have audited the accompanying balance sheet of Springfield Housing Associates, L.P., (a limited partnership), as of December 31, 2002 and the related statements of operations, partners’ capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Springfield Housing Associates, L.P., (a limited partnership) as of December 31, 2002, and the results of its operations, changes in partners’ capital and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

MUELLER, WALLA & ALBERTSON, P.C.

Crestwood, MO

January 25, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Waynesboro Associates, Limited

We have audited the accompanying balance sheets of Waynesboro Associates, Limited (a Tennessee limited partnership) d/b/a Waynesboro Village Apartments, RHS Project No.: 48-091-621385326, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waynesboro Associates, Limited (a Tennessee limited partnership) d/b/a Waynesboro Village Apartments, RHS Project No.: 48-091-621385326, as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America

In accordance with Government Auditing Standards, we have also issued a report dated January 27, 2003 on our consideration of Waynesboro Associates, Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

YORK, DILLINGHAM & COMPANY, PLLC

Columbia, Tennessee

January 27, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Windsor II Limited Partnership

I have audited the accompanying balance sheets of Windsor II Limited Partnership, RHS Project No.: 54-057-541440877, as of December 31, 2002 and 2001, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects the financial position of Windsor II Limited Partnership, RHS Project No.: 54-057-541440877, as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ deficit and cash flows for the years then ended, in conformity with generally accepted accounting principles.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, I have also issued reports dated January 10, 2003 on my consideration of Windsor II Limited Partnership’s internal control and its compliance with laws and regulations applicable to the financial statements.

TIMOTHY FORCE, CPA

Bethesda, MD

January 10, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Amherst Limited Partnership

I have audited the accompanying balance sheets of Amherst Limited Partnership, RHS Project No.: 54-007-541486870, as of December 11, 2002 and 2001 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also-includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects the financial position of Amherst Limited Partnership, RHS Project No.: 54-007-541486870, as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ deficit and cash flows for the years then ended, in conformity with generally accepted accounting principles.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, I have also issued reports dated January 10, 2003 on my consideration of Amherst Limited Partnership’s internal control and its compliance with laws and regulation applicable to the financial statements.

TIMOTHY FORCE, CPA

Bethesda, MD

January 10, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners of Chaparral Associates:

I have audited the accompanying balance sheets of Chaparral Associates, a Limited Partnership (the “Partnership”) as of December 31, 2002 and 2001, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and contained in the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity, with generally ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 4, 2003 on my consideration of the Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.

The accompanying supplementary information (beginning on page 10) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

LAURIE A. LEE

Las Vegas, Nevada

February 4, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

La Gema Del Barrio, A California Limited Partnership

I have audited the accompanying balance sheets of La Gema Del Barrio, A California Limited Partnership, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion the accompanying financial statements referred to above present fairly, in all material respects, the financial position of La Gema Del Barrio, A California Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ equity, and cash flows for the years then ended in conformity accounting principles generally accepted in the United States.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

SCHONWIT & ASSOCIATES

Costa Mesa, CA

January 24, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Maidu Properties

(A California Limited Partnership)

Rocklin, California

I have audited the accompanying balance sheets of Maidu Properties (A California Limited Partnership), as of December 31, 2002 and 2001, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maidu Properties (A California Limited Partnership) as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information for the years ended December 31, 2002 and 2001, on pages 12 and 13, is presented for purposes of additional analysis and is not a required part of the basic financial statements such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERNARD E. REA, CPA

Stockton, California

February 8, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners of Navapai Associates:

I have audited the accompanying balance sheets of Navapai Associates, a Limited Partnership (the “Partnership”) as of December 31, 2002 and 2001, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and contained in the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the years then ended in conformity with generally ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 4, 2003 on my consideration of the Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.

The accompanying supplementary information (beginning on page 10) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

LAURIE A. LEE

Las Vegas, Nevada

February 4, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Deer Hill II Limited Partnership

Winston-Salem, North Carolina

We have audited the accompanying balance sheets of Deer Hill II Limited Partnership as of December 31, 2001 and 2000, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Deer Hill II Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 15, 2002 on our consideration of Deer Hill II Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

MCGLADREY & PULLEN, LLP

Greensboro, North Carolina

January 15, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

King City Elderly Housing Associates

We have audited the accompanying balance sheet of the King City Elderly Housing Associates (a California Limited Partnership) as of December 31, 2001, and the related statement of operations, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of King City Elderly Housing Associates for the year ended December 31, 2000 were audited by other auditors whose report, dated January 26, 2001 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the King City Elderly Housing Associates as of December 31, 2001, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

HAYASHI & WARD

Salinas, CA

January 24, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Metropole Apartments Associates, Ltd.

Boston, Massachusetts

We have audited the accompanying Balance Sheets of Metropole Apartments Associates, Ltd. (a Florida Limited Partnership), as of December 31, 2001 and 2000, and the related Statements of Income, Partners’ Equity and Cash Flows for the years then ended. These financial statements are the responsibility of Metropole Apartments Associates, Ltd.’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Metropole Apartments Associates, Ltd. as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BLOOM, GERRIS, HABIB, SILVER & TERRONE, PA

Miami, FL

February 15, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Oakview Limited (A Limited Partnership)

Corunna, IN

We have audited the accompanying balance sheets of Oakview Limited (A Limited Partnership) as of December 31, 2001 and 2000, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audit contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program.” Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the mounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all mater/al respects, the financial position of Oakview Limited (A Limited Partnership) as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 1, 2002 on our consideration of Oakview Limited’s (A Limited Partnership) internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DULIN, WARD & DEWALD, INC.

Ft. Wayne, Indiana

March 20, 2002

Independent Auditor’s Report

To the Partners

Westwood Square Limited Partnership

Winston-Salem, North Carolina

We have audited the accompanying balance sheets of Westwood Square Limited Partnership as of December 31, 2001 and 2000, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westwood Square Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 19, 2004 on our consideration of Westwood Square Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

MCGLADREY & PULLEN

Greensboro, North Carolina

January 15, 2002

Independent Auditors’ Report

To the Partners of

Beaver Brook Housing Associates Limited tnership

We have audited the accompanying balance sheets of Beaver Brook Housing Associates Limited Partnership (Case No. 34-06-020424443) as of December 31, 2001 and 2000 and the related statements of income and expense, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beaver Brook Housing Associates Limited Partnership at December 31, 2001 and 2000 and the results of its operations, its partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 24, 2002 on our consideration of Beaver Brook Housing Associates’ internal control and on its compliance with laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

JOHN G. BURKE AND ASSOCIATES

Keene, NH

January 24, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Brooklyn Limited (An Indiana Limited Partnership)

Corunna, IN

We have audited the accompanying balance sheets of Brooklyn Limited (An Indiana Limited Partnership) as of December 31, 2001 and 2000, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program.” Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the mounts and disclosures in the financial statements. Art audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brooklyn Limited (An Indiana Limited Partnership) as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 1, 2002 on our consideration of Brooklyn Limited’s (An Indiana Limited Partnership) internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DULIN, WARD & DEWALD, INC..

Fort Wayne, Indiana

February 1, 2002

INDEPENDENT AUDITORS’REPORT

To the Partners

Corinth Housing Redevelopment Company

We have audited the accompanying balance sheets of Corinth Housing Redevelopment Company as of December 31, 2001 and 2000, and the related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Corinth Housing Redevelopment Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 30, 2002, on our consideration of the Corinth Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.

FECTEAU & COMPANY, PC

Albany, New York

January 30, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Fawn River Apartment Company Limited Partnership

d/b/a Fawn River Apartments

We have audited the accompanying balance sheet of Fawn River Apartment Company Limited Partnership d/b/a Fawn River Apartments (a partnership) Project #26-078-382856293 as of December 31, 2001 and 2000 and related statement of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fawn River Apartment Company Limited Partnership d/b/a Fawn River Apartments Project #26-078-382856293 as of December 31, 2001 and 2000, and its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 22, 2002, on our consideration of Fawn River Apartment Company Limited Partnership d/b/a Fawn River Apartments Project #26-078-382856293 internal control and a report dated January 22, 2002, on its compliance with laws and regulations applicable to the financial statements.

FLEGAL & TIBBITS

Portage, Michigan

January 22, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Fountain Green Apartments, Ltd.

Panama City, Florida

We have audited the accompanying balance sheets of Fountain Green Apartments, Ltd., a limited partnership, USDA, Rural Development Project No: 09-46-592948719, as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fountain Green Apartments, Ltd., at December 31, 2001 and 2000, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

SMITH, MILES & COMPANY, PA

Panama City, Florida

February 15, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Glennwood Hotel Investors

(A California Limited Partnership)

Sacramento, California

We have audited the accompanying balance sheets of Glennwood Hotel Investors (A California Limited Partnership) as of December 31, 2001 and 2000, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glennwood Hotel Investors (A California Limited Partnership) as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

BOWMAN & COMPANY, LLP

Stockton, CA

January 22, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Greenwich Housing Redevelopment Company

We have audited the accompanying balance sheets of Greenwich Housing Redevelopment Company as of December 31, 2001 and 2000, and the related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenwich Housing Redevelopment Company as of December 31,2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 30, 2002, on our consideration of Greenwich Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.

FECTEAU & COMPANY, PLLC

Albany, New York

January 30, 2002

Independent Auditor’s Report

To the Partners

Grifton Housing Associates

Charlotte, North Carolina

We have audited the accompanying balance sheets of Grifton Housing Associates (a North Carolina limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grifton Housing Associates as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERNARD, ROBINSON & COMPANY, LLP

Greensboro, NC

January 31, 2002

INDEPENDENT AUDITORS’ REPORT

February 8, 2002

To the Partners

Haines City Apartments, Ltd.

We have audited the accompanying basic financial statements of Haines City Apartments, Ltd., as of and for the years ended December 31, 2001 and 2000, as listed in the table of contents. These basic financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the basic financial statements referred to above present fairly, in all material respects, the financial position of Haines City Apartments, Ltd. as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 8, 2002 on our consideration of Haines City Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information presented on pages 9 to 14 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. The information on pages 9 to 13 has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole. The information on page 14, which is of a nonaccounting nature, has not been subjected to the auditing procedures applied in the audit of the basic financial statements, and we express no opinion on it.

DUGGAN, JOINER & CO.

Ocala, FL

February 8, 2002

Independent Auditors’ Report

To the Partners

Kristin Park Apartments, Ltd.

and USDA Rural Development

We have audited the accompanying balance sheets of Kristin Park Apartments, Ltd. (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kristin Park Apartments, Ltd. as of December 31, 2001 and 2000, and the results of its operations and the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2002, on our consideration of Kristin Park Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards, and should be read in conjunction with this report in understanding the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Kristin Park Apartments, Ltd. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

MCGREE & ASSOCIATES, PC

Farmington, New Mexico

January 29, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Maywood Associates, Ltd.

(A California Limited Partnership}

Cheyenne, WY

I have audited the accompanying balance sheet of Maywood Associates (A California Limited Partnership), USDA Rural Development Case NO. 04-052-680184284, am of December 31, 2001 and 2000, and the related statement of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Maywood Associates (A California Limited Partnership) as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued a report dated March 11, 2002 on my consideration of Maywood Associates’ internal control structure and a report dated March 11, 2002 on its compliance with laws and regulations.

BERNARD E. REA, CPA

Stockton, California

March 11, 2002

Independent Auditors’ Report

To the Partners of

Pedcor Investments - 1989 - VIII, L.P.

(An Indiana Limited Partnership)

We have audited the accompanying balance sheet of Pedcor Investments - 1989 - VIII, L.P. (an Indiana Limited Partnership) as of December 31, 2001, and the related statements of profit and loss and changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Pedcor Investments - 1989 - VIII, L.P. as of December 31, 2001, and the results of its operations and changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 25, 2002, on our consideration of the Partnership’s internal controls and a report dated January 25, 2002, on its compliance with laws and regulations.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

DAUBY O’CONNOR & SALESKI, LLC

Carmel, Indiana

January 25, 2002

Independent Auditors’ Report

To the Partners of

Quail Hollow of Warsaw Limited Partnership

(A North Carolina Limited Partnership)

We have audited the accompanying balance sheets of Quail Hollow of Warsaw Limited Partnership (a North Carolina Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standard generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quail Hollow of Warsaw Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2002, on our consideration of the Partnership’s internal controls and a report dated January 24, 2002, on its compliance with laws and regulations.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

DAUBY O’CONNOR & SALESKI, LLC

Carmel, Indiana

January 24, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Raitt Street Apartments, A California Limited Partnership

I have audited the accompanying balance sheets of Raitt Street Apartments, A California Limited Partnership, as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion the accompanying financial statements referred to above present fairly, in all material respects, the financial position of Raitt Street Apartments, A California Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

SCHONWIT & ASSOCIATES

Costa Mesa, CA

January 25, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

South Paris Heights Associates

(A Limited Partnership)

We have audited the accompanying balance sheets of South Paris Heights Associates (A Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statementsarethe responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Paris Heights Associates (A Limited Partnership) at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our reports dated February 1, 2002 on our consideration of the internal control over financial reporting of South Paris Heights Associates (A Limited Partnership) and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying additional information is presented solely for the use of the U.S. Department of Agriculture Rural Development and is not a required part of the basic financial statements. Part I of the Multiple Family Housing Borrower Balance Sheet, Form RD 1930-8, including the related supplement, and Column 2 (Actual), Parts I, II and III of the Multiple Family Housing Project Budget, Form RD 1930-7, have been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole. We have not audited Parts IV, V and VI, and Columns 1 and 3 (Current Budget and Proposed Budget) of Parts I, II and III of Form RD 1930-7, and, accordingly, express no opinion thereon.

BAKER, NEWMAN & NOYES

Portland, Maine

February 1, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Springfield Housing Associates, L.P.

Springfield, Illinois

We have audited the accompanying balance sheet of Springfield Housing Associates, L.P., (a limited partnership), as of December 31, 2001 and the related statements of operations, partners’ capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Springfield Housing Associates, L.P., (a limited partnership) as of December 31, 2001, and the results of its operations, changes in partners’ capital and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

MUELLER, WALLA & ALBERTSON, P.C.

Kirkwood, MD

January 21, 2002

Independent Auditor’s Report

To the Partners

Tappahannock Greens Limited Partnership

I have audited the accompanying balance sheets of Tappahannock Greens Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility, of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tappahannock Greens Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ deficit, and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2002 on my consideration of Tappahannock Greens Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.

THOMAS C. CUNNINGHAM, CPA PC

Bristol, VA

February 15, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Village Oaks Apartments II, Ltd.

Panama City, Florida

We have audited the accompanying balance sheets of Village Oaks Apartments II, Ltd., a limited partnership, USDA, Rural Development Project No: 09-061-0592884971, as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Oaks Apartments II, Ltd., at December 31, 2001 and 2000, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

SMITH, MILES & COMPANY, PA

Panama City, Florida

February 15, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Westwood Square Limited Partnership

Winston-Salem, North Carolina

We have audited the accompanying balance sheets of Westwood Square Limited Partnership as of December 31, 2001 and 2000, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westwood Square Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 15, 2002 on our consideration of Westwood Square Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

MCGLADREY & PULLEN, LLP

Greensboro, North Carolina

January 15, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Wilmington Housing Redevelopment Company

We have audited the accompanying balance sheets of Wilmington Housing Redevelopment Company as of December 31, 2001 and 2000, and the related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wilmington Housing Redevelopment Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 30, 2002, on our consideration of Wilmington Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.

FECTEAU & CO., INC.

Albany, New York

January 30, 2002

Independent Auditor’s Report

To the Partners

Housing Investors, Athens II, LTD.

Decatur, Alabama

We have audited the accompanying balance sheet of Housing Investors Athens II, Ltd. (a partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ capital, and cash flows for the year then ended and the accompanying supplementary information which is presented only for supplementary analysis purposes. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Housing Investors Athens II, Ltd., as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated February 09, 2002 on our consideration of the Housing Investors Athens II, Ltd.’s internal control and tests of its compliance with certain provisions of laws, regulations, contracts and grants.

BYRD, SMALLEY, EVANS & ADAMS, PC

Decatur, AL

February 9, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Maidu Properties

(A California Limited Partnership)

Rocklin, California

I have audited the accompanying balance sheets of Maidu Properties (A California Limited Partnership), as of December 31, 2001 and 2000, and the related statements of income, partners’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maidu Properties (A California Limited Partnership) as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information for the years ended December 31, 2001 and 2000, on pages 12 and 13, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERNARD E. REA, CPA

Stockton, California

March 8, 2002

Independent Auditors’ Report

To the Partners of

Pedcor Investments - 1989 - X, L.P.

(An Indiana Limited Partnership)

We have audited the accompanying balance sheet of Pedcor Investments - 1989 - X, L.P. (an Indiana Limited Partnership) as of December 31, 2001, and the related statements of profit and loss and changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Pedcor Investments - 1989 - X, L.P. as of December 31, 2001, and the results of its operations and changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 25, 2002, on our consideration of the Partnership’s internal controls and a report dated January 25, 2002, on its compliance with laws and regulations.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

DAUBY, O’CONNOR & SALESKI, LLC

Carmel, Indiana

January 25, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Academy Hill Limited Partnership

Winston-Salem, North Carolina

We have audited the accompanying balance sheets of Academy Hill Limited Partnership as of December 31, 2001 and 2000, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Academy Hill Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 15, 2002 on our consideration of Academy Hill Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with that report in considering the results of our audit.

MCGLADREY & PULLEN, LLP

Greensboro, North Carolina

January 15, 2002

Independent Auditors’ Report

To the Partners

Buckeye Senior, Ltd.

and USDA Rural Development

We have audited the accompanying balance sheets of Buckeye Senior, Ltd. (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Buckeye Senior, Ltd. as of December 31, 2001 and 2000, and the results of its operations and the changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 26, 2002, on our consideration of Buckeye Senior, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards, and should be read in conjunction with this report in understanding the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Buckeye Senior, Ltd. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

MCGEE & ASSOCIATES, PC

Farmington, New Mexico

January 26, 2002

INDEPENDENT AUDITORS’ REPORT

Coronado Housing Limited Partnership

c/o Pima Council on Aging

5055 East Broadway, C-104

Tucson, Arizona 85711

We have audited the accompanying balance sheet of Coronado Housing Limited Partnership as of December 31, 2001, and the related statements of operations, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in file United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coronado Housing Limited Partnership as of December 31, 2001 and the results of its operation and its cash flows for the year then ended in conformity with generally accepted accounting principles in the United States of America.

FRIZZELL, SENKERCK & COMPANY, PC

Tucson, Arizona

March 7, 2002

Independent Auditor’s Report

To the Partners

Franklin School Associates

Great Falls, Montana

We have audited the accompanying balance sheets of Franklin School Associates, Franklin School Apartments (Project) as of December 31, 2001 and 2000, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2001 and 2000, and the results in its operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information on pages 13 to 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 8, 2002, on our consideration of the Project’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contract, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

KAY L. BOWEN & ASSOCIATES, P.C.

Ogden, Utah

February 8, 2002

Independent Auditor’s Report

To the Partners

Hilltop Apartments (A Limited Partnership)

A USDA Rural Housing Service Project

I have audited the accompanying balance sheets of Hilltop Apartments (A Limited Partnership) as of December 31, 2002 and 2001, and the related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that our audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hilltop Apartments Limited Partnership, as of December 31, 2002 and 2001, and the results of its operations and the changes in partners’ deficit and cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued a report dated January 29, 2003, on my consideration of Hilltop Apartments’ internal control structure and a report date of January 29, 2003, on its compliance with laws and regulations applicable to the basic fincnail statements.

GREGORY D. DuBROCK, CPA

Alburquerque, NM

January 29, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

London Arms/Lyn Mar Limited Partnership

Boston, Massachusetts

We have audited the accompanying Balance Sheets of London Arms/Lyn Mar, Ltd. (a Florida Limited Partnership), as of December 31, 2001 and 2000 and the related Statements of Income, Partners’ Equity and Cash Flows for the years then ended. These financial statements are the responsibility of the management of London Arms/Lyn Mar Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of London Arms/Lyn Mar Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BLOOM, GETIS, HABIB, SILVER & TERRONE, PA

Miami, FL

February 18, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

South Fork Heights Limited Partnership

We have audited the accompanying balance sheets of South Fork Heights Limited Partnership (a Texas limited partnership), USDA Project No.: 05z53-742476220, as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the U.S. General Accounting Office. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Fork Heights Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and the cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated March 25, 2002, on our consideration of South Fork Heights Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 - 23 is presented for purposes of additional analysis required by the United States Department of Agriculture and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

THOMPSON, DERRIG & CRAIG, PC

Bryan, TX

March 25, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Wildridge Apartments, Ltd.

Panama City, Florida

We have audited the accompanying balance sheets of Wildridge Apartments, Ltd., a limited partnership, USDA, Rural Development Project No: 11-51-592863964, as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wildridge Apartments, Ltd., at December 31, 2001 and 2000, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

SMITH, MILES & COMPANY, PA

Panama City, Florida

February 15, 2002

INDEPENDENTAUDITORS’REPORT

Brandywood Limited Partnership

Madison, Wisconsin

We have audited the accompanying balance sheets of Brandywood Limited Partnership as of December 31, 2001 and 2000 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Brandywood Limited Partnership as of December 31, 2001 and 2000 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

VIRCHOW, KRAUSE & COMPANY, LLP

Madison, Wisconsin

January 11, 2001

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Briarwick Apartments, Ltd.

We have audited the accompanying balance sheets of Briarwick Apartments, Ltd. (a Kentucky limited partnership) as of December 31, 2001, 2000, and 1999, and the related statements of results of operations, changes in partners’ capital and cash flows for the years then ended. These financial Statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States, and the provisions of the United States Department of Agriculture, Rural Development audit program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In Our opinion, the financial statements referred to above present fairly, in all material respects, tine financial position of Briarwick Apartments, Ltd. as of December 31, 2001, 2000, and 1999, and the results of its operations, changes in partners’ capital and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated March 28, 2002, on our consideration of Briarwick Apartments, Ltd.’s internal control over financial reporting and tests of its compliance with certain provisions of laws and regulations. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

FRALEYS, MILLER & COMPANY

West Liberty, Kentucky

March 28, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Bucksport Park Associates

(A Maine Limited Partnership)

We have audited the accompanying balance sheets of Bucksport Park Associates (a Maine Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bucksport Park Associates as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 28, 2002, on our consideration of the Partnership’s internal controls and a report dated February 28, 2002, on its compliance with laws and regulations.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

DAUBY O’CONNOR & SALESKI, LLC

Carmel, Indiana

February 28, 2002

Independent Auditors, Report

To the Partners of

Clymer House Associates

(A Maine Limited Partnership)

We have audited the accompanying balance sheets of Clymer House Associates (A Maine Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clymer House Associates as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 28, 2002, on our consideration of the Partnership’s internal controls and a report dated February 28, 2002, on its compliance with laws and regulations.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

DAUBY O’CONNOR & SALESKI, LLC

Carmel, Indiana

February 28, 2002

Independent Auditors’ Report

To the Partners of

Cornish Park Associates

(A Maine Limited Partnership)

We have audited the accompanying balance sheets of Cornish Park Associates (a Maine Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cornish Park Associates as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 28, 2002, on our consideration of the Partnership’s internal controls and a report dated February 28, 2002, on its compliance with laws and regulations.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

DAUBY O’CONNOR & SALESKI, LLC

Carmel, Indiana

February 28, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Franklin II Limited Partnership

I have audited the accompanying balance sheets of Franklin II Limited Partnership, RHS Project No.: 55-009-541462949, as of December 31, 2001 and 2000 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin II Limited Partnership, RHS Project No.: 55-009-541462949, as of December 31, 2001, and the results of its operations, the changes in partners’ deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, I have also issued reports dated January 3, 2002 on my consideration of Franklin II Limited Partnership’s internal control and its compliance with laws and regulations applicable to the financial statements.

TIMOTHY FORCE, CPA

Bethesda, Maryland

January 3, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Hunters Park Limited Partnership

We have audited the accompanying balance sheets of Hunters Park Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of Hunters Park Limited Partnership management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. All audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hunters Park Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 24, 2002 on our consideration of Hunters Park Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is presented fairly in all material respects in relation to the basic financial statements taken as a whole.

HOLDEN, MOSS, KNOTT CLARk & TAYLOR, PA

Henderson, North Carolina

January 24, 2002

Independent Auditor’s Report

Partners

Ivan Woods Limited Partnership

Okemos, Michigan

We have audited the accompanying balance sheets of Ivan Woods Limited Partnership as of December 31, 2001 and 2000, and the related statements of revenue, expenses and partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ivan Woods Limited Partnership as of December 31, 2001 and 2000, the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of renting, administrative, operating, maintenance, taxes and insurance expenses on page 9 are presented for the purpose of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

MCCARTHY & COMPANY, PC

Okemos, Michigan

February 9, 2002

Independent Auditor’s Report

To the Partners

Lakeridge Apartments of Eufaula, Ltd.

Panama City, Florida

We have audited the accompanying balance sheets of Lakeridge Apartments of Eufaula, Ltd., a limited partnership, USDA, Rural Development Project No: 01-0030592933800, as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeridge Apartments of Eufaula, Ltd., at December 31, 2001 and 2000, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

SMITH, MILES & COMPANY, PA

Panama City, Florida

February 15, 2002

Independent Auditors’ Report

To the Partners

Los Caballos II, Ltd.

and USDA Rural Development

We have audited the accompanying balance sheets of Los Caballos II, Ltd. (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Los Caballos II, Ltd. as of December 31, 2001 and 2000, and the results of its operations and the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 26, 2002, on our consideration of Los Caballos II, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards, and should be read in conjunction with this report in understanding the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Los Caballos II, Ltd. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

McGEE & ASSOCIATES, PC

Farmington, New Mexico

January 26, 2002

Independent Auditors’ Report

To the Partners of

Nanty Glo House Associates

(A Maine Limited Partnership)

We have audited the accompanying balance sheets of Nanty Glo House Associates (a Maine Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nanty Glo House Associates as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 28, 2002, on our consideration of the Partnership’s internal controls and a report dated February 28, 2002, on its compliance with laws and regulations.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

DAUBY O’CONNOR & SALESKI, LLC

Carmel, Indiana

February 28, 2002

Independent Auditors’ Report

To The Partners

Nye County Associates

(A California Limited Partnership)

Cheyenne, WY

I have audited the accompanying balance sheets of Nye County Association (A California Limited Partnership), USDA Rural Development Case No. 33-019-680192750, as of December 31, 2001 and 2000, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to obtain an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nye County Associates (A California Limited Partnership) as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing standards, I have also issued a report dated March 11, 2002 on my consideration of Nye County Associates’ internal control structure and a report dated March 1l, 2002 on its compliance with laws and regulations.

BERNARD E. REA, CPA

Stockton, California

March 11, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Villas of Lakeridge, Ltd.

Panama City, Florida

We have audited the accompanying balance sheets of Villas of Lakeridge, Ltd., a limited partnership, USDA, Rural Development Project No: 01-0030592930819, as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villas of Lakeridge, Ltd., at December 31, 2001 and 2000, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

SMITH, MILES & COMPANY, PA

Panama City, FL

February 15, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Waynesboro Associates, Limited

We have audited the accompanying balance sheets of Waynesboro Associates, Limited (a Tennessee limited partnership) d/b/a Waynesboro Village Apartments, RHS Project No.: 48-091-621385326, as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waynesboro Associates, Limited (a Tennessee limited partnership) d/b/a Waynesboro Village Apartments, RHS Project No.: 48-091-621385326, as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 11, 2002 on our consideration of Waynesboro Associates, Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

YORK, DILLINGHAM & COMPANY, PLLC

Columbia, Tennessee

February 11, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Windsor II Limited Partnership

I have audited the accompanying balance sheets of Windsor II Limited Partnership, RHS Project No.: 54-057-541440877, as of December 31, 2001 and 2000, and the related statements of’ operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Windsor II Limited Partnership, RHS Project No.: 54-057-541440877, as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ deficit and cash flows for the years then ended, in conformity with generally accepted accounting principles.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, I have also issued reports dated January 3, 2002 on my consideration of Windsor II Limited Partnership’s internal control and its compliance with laws and regulations applicable to the financial statements.

TIMOTHY FORCE, CPA

Bethesda, Maryland

January 3, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Amherst Limited Partnership

I have audited the accompanying balance sheets of Amherst Limited Partnership, RHS Project No.: 54-007-541486870, as of December 31, 2001 and 2000 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are Free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amherst Limited Partnership, RHS Project No.: 54-007-541486870, as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ deficit and cash flows for the years then ended, in conformity with generally accepted accounting principles.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, I have also issued reports dated January 3, 2002 on my consideration of Amherst Limited Partnership’s internal control and its compliance with laws and regulations applicable to the financial statements.

TIMOTHY FORCE, CPA

Bethesda, Maryland

January 3, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Beckwood Manor Six Limited Partnership

We have audited the accompanying balance sheets of Beckwood Manor Six Limited Partnership, RD Project No. 03-048-0710677265 (the Partnership), as of December 31, 2001 and 2000, and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beckwood Manor Six Limited Partnership as of December 31, 2001 and 2000, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

LITTLE, SHANEYFELT, MARSHALL, ROMINE & CO.

Little Rock, Arkansas

January 31, 2002

Independent Auditors’ Report

To the Partners of

Bethel Park Associates

(A Maine Limited Partnership)

We have audited the accompanying balance sheets of Bethel Park Associates (a Maine Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bethel Park Associates as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 28, 2002, on our consideration of the Partnership’s internal controls and a report dated February 28, 2002, on its compliance with laws and regulations.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

DAUBY O’CONNOR & SALESKI, LLC

Carmel, Indiana

February 28, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

BLANCHARD SENIORS APARTMENTS II

We have audited the accompanying balance sheets of BLANCHARD SENIORS APARTMENTS II, RHS PROJECT NO. 22-009-721116881 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BLANCHARD SENIORS APARTMENTS II as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 24, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 10, 2002 on our consideration of BLANCHARD SENIORS APARTMENTS II’s internal control and a report dated February 10, 2002 on its compliance with laws and regulations applicable to the financial statements.

PAILET, MEUNIER AND LEBLANC, LLP

Metairie, Louisiana

February 10, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Brantwood Lane Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of Brantwood Lane Limited Partnership (a Georgia limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards’ issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brantwood Lane Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERNARD ROBINSON & COMPANY, LLP

Greensboro, NC

January 31, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Bridge Coalition Limited Partnership

New York, New York

We have audited the accompanying balance sheet of Bridge Coalition Limited Partnership as of December 31, 2001 and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bridge Coalition Limited Partnership as of December 31, 2001 and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

N. CHENG & CO., PC

New York, New York

February 5, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Carriage Run Limited Partnership

I have audited the accompanying balance sheets of Carriage Run Limited Partnership, as of December 31, 2001 and 2000 and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program, Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carriage Run Limited Partnership, as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity (deficit), and its cash flow for the years then ended in conformity with generally accepted accounting principles.

In accordance with government auditing standards, I have also issued reports dated February 15, 2002 on my consideration of Carriage Run Limited Partnership’s internal control and on its compliance with laws and regulations.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

PATTERSON & COMPANY, P.C.

Locust Grove, VA

February 15, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Cedarwood Apartments Limited Partnership

Raleigh, North Carolina

We have audited the accompanying balance sheets of Cedarwood Apartments Limited Partnership as of December 31, 2001 and 2000 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cedarwood Apartments Limited Partnership as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles,

In accordance with Government Auditing Standards, we have also issued our report dated January 17, 2002 on our consideration of Cedarwood Apartments Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on Schedules 1 and 2 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Cedarwood Apartments Limited Partnership. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

THOMAS, JUDY & TUCKER, PA

Raleigh, NC

January 17, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners of Chaparral Associates:

I have audited the accompanying balance sheets of Chaparral Associates,a Limited Partnerships (the “Partnership”) as of December 31, 2001 and 2000, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and contained in the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects the financial position of the Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with generally ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 4, 2002 on my consideration of the Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.

The accompanying supplementary information (beginning on page 10) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

LAURIE A. LEE

Las Vegas, NV

February 4, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

College Greene Rental Associates, L.P.

We have audited the accompanying balance sheet of College Greene Rental Associates, L.P. (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of College Greene Rental Associates, L.P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

SALMIN, CELONA, WEHRLE & FLAHERTY, LLP

Rochester, NY

January 31, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

COLORADO CITY SENIORS

We have audited the accompanying balance sheets of COLORADO CITY SENIORS, RHS PROJECT NO. 50-068-721125815 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COLORADO CITY SENIORS as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 17 through 25, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 21, 2002 on our consideration of COLORADO CITY SENIORS’ internal control and a report dated February 21, 2002 on its compliance with laws and regulations applicable to the financial statements.

PAILET, MEUNIER & LEBLANC, LLP

Metairie, Louisiana

February 21, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

COTTONWOOD APARTMENTS II

We have audited the accompanying balance sheets of COTTONWOOD APARTMENTS II, RHS PROJECT NO. 22-005-721173468 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COTTONWOOD APARTMENTS II as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 24, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2002 on our consideration of COTTONWOOD APARTMENTS II’s internal control and a report dated January 31, 2002 on its compliance with laws and regulations applicable to the financial statements.

PAILET, MEUNIER & LEBLANC, LLP

Metairie, Louisiana

January 31, 2002

Independent Auditors’ Report

To The Partners

Devenwood Apartments, A Limited Partnership

We have audited the accompanying balance sheets of Devenwood Apartments, A Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted m the United States of America, and with Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referral to above present fairly, in all material respects, the financial position of Devenwood Apartments, A Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2002 on our consideration of Devenwood Apartments, A Limited Partnership’s internal control over financial reporting and our consideration of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

CRISP, HUGHES, EVANS, LLP

Greenville, SC

January 29, 2002

Independent Auditors’ Report

To the Partners

Franklin Vista III, Ltd.

and USDA Rural Development

We have audited the accompanying balance sheets of Franklin Vista III, Ltd. (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin Vista III, Ltd. as of December 31, 2001 and 2000, and the results of its operations and the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 19, 2001, on our consideration of Franklin Vista III, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards, and should be read in conjunction with this report in understanding the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Franklin Vista III, Ltd. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

MCGEE ASSOCIATES, PC

Farmington, New Mexico

January 19, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Friendship Village, LLLP

Bethesda, Maryland

We have audited the accompanying balance sheets of Friendship Village, LLLP as of December 31, 2001 and 2000, and the related statements of income, changes in partners capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnerships management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards issued by the Comptroller General of the United States and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Friendship Village, LLLP as of December 31, 2001 and 2000, and the results of its operations, changes of partners’ capital, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our reports dated February 27, 2002 on our consideration of Friendship Village, LLLP’s internal control and on its compliance with laws and regulations.

REGARDIE, BROOKS & LEWIS

Bethesda, MD

February 27, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Haven Park Partners II, A California Partnership

I have audited the accompanying balance sheets of Haven Park Partners III, a California Limited Partnership, as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on our audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement., An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that our audits provide a reasonable basis for our opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Haven Park Partners II, A California Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

MARTIN A. STARR, CPA

Bakersfield, CA

February 19, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

HUGHES SPRINGS SENIORS APARTMENTS, LTD,

We have audited the accompanying balance sheets of HUGHES SPRINGS SENIORS APARTMENTS, LTD., RHS PROJECT NO. 49-034-721156758 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HUGHES SPRINGS SENIORS APARTMENTS, LTD. as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 24, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2002 on our consideration of HUGHES SPRINGS SENIORS APARTMENTS, LTD.’s internal control and a report dated February 6, 2002 on its compliance with laws and regulations applicable to the financial statements.

PAILET, MEUNIER AND LEBLANC, LP

Metairie, Louisiana

February 6, 2002

IN DEPENDENT AUDITOR’ S REPORT

To the Partners

La Gema Del Barrio, A California Limited Partnership

I have audited the accompanying balance sheets of La Gema Del Barrio, A California Limited Partnership, as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management.  My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion the accompanying financial statements referred to above present fairly, in all material respects, the financial position of La Gema Del Barrio, A California Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

SCHONWIT & ASSOCIATES

Costa Mesa, CA

January 25, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Montague Place Limited Partnership

Lansing, Michigan

We have audited the accompanying balance sheets of Montague Place Limited Partnership as of December 31, 2001 and 2000, and the related statements of net loss, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Montague Place Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 18, 2002 on our consideration of the Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

MANER COSTERISAN & ELLIS, PC

Lansing, Michigan

February 18, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners of Navapai Associates:

I have audited the accompanying balance sheets of Navapai Associates, a Limited Partnership (the “Partnership”) as of December 31, 2001 and 2000, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and the standards applicable to financial audits contained in Govenment Auditing Standards issued by the Comptroller General of the United States, and contained in the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with generally ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 4, 2002 on my consideration of the Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.

The accompanying supplementary information (beginning on page 10) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

LAURIE A. LEE

Las Vegas, Nevada

February 4, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

One Northridge Limited Partnership

We have audited the accompanying balance sheets of One Northridge Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of One Northridge Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

MONTEITH, LUCY & SHORKEY, LLC

Omaha, Nebraska

February 14, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Pine Ridge Elderly Apartments Limited Partnership

Raleigh, North Carolina

We have audited the accompanying balance sheets of Pine Ridge Elderly Apartments Limited Partnership as of December 31, 2001 and 2000 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pine Ridge Elderly Apartments Limited Partnership as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on Schedule 1 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Pine Ridge Elderly Apartments Limited Partnership. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

THOMAS, JUDY & TUCKER, PA

Raleigh, NC

January 17, 2002

Independent Auditors’ Report

To the Partners of

Pittsfield Park Associates

(A Maine Limited Partnership)

We have audited the accompanying balance sheets of Pittsfield Park Associates (a Maine Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pittsfield Park Associates as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 28, 2002, on our consideration of the Partnership’s internal controls and a report dated February 28, 2002, on its compliance with laws and regulations.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

DAUBY, O’CONNOR & SALESKI, LLC

Carmel, Indiana

February 28, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Schroon Lake Housing Redevelopment Company

We have audited the accompanying balance sheets of Schroon Lake Housing Redevelopment Company as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Schroon Lake Housing Redevelopment Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 30, 2002, on our consideration of Schroon Lake Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.

FECTEAU & COMPANY, PLLC

Albany, NY

January 30, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Standardsville Village Limited Partnership

RHS No. 54-48-541523939

North Main Street

Standardsville, Virginia 22973

We have audited the accompanying balance sheet of Standardsville Village Limited Partnership, RHS No. 54-48-541523939 as of December 31, 2001, and the related statements of operations, partners’ capital (deficiency), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards and the Audit Program require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Standardsville Village Limited Partnership, RHS No. 54-48-541523939 as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 10 and 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

The financial statements and supplementary information of Standardsville Village Limited Partnership for the year ended December 31, 2000 were audited by other auditors whose report, dated February 2, 2001, expressed an unqualified opinion on those statements.

ERIC COHEN & ASSOCIATES, PC

Gaithersburg, MD

February 1, 2002

Independent Auditors’ Report

To the Partners of

Tyrone House Associates

(A Maine Limited Partnership)

We have audited the accompanying balance sheets of Tyrone House Associates (a Maine Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tyrone House Associates as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 28, 2002, on our consideration of the Partnership’s internal controls and a report dated February 28, 2002, on its compliance with laws and regulations.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

DAUBY, O’CONNOR & SALESKI, LLC

Carmel, Indiana

February 28, 2002

INDEPENDENT AUDITOR’S REPORT

To the partners

Victoria Limited Partnership

I have audited the accompanying balance sheets of Victoria Limited Partnership as of December 31, 2001 and 2000 and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Victoria Limited Partnership, as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity (deficit), and its cash flow for the years then ended in conformity with generally accepted accounting principles.

In accordance with government auditing standards, I have also issued reports dated February 15, 2002 on my consideration of Victoria Limited Partnership’s internal control and on its compliance with laws and regulations.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

PATTERSON & COMPANY, PC
Locust Grove, VA

February 15, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Village Terrace Limited Partnership

(A North Carolina Limited Partnership)

We have audited the accompanying balance sheets of Village Terrace Limited Partnership (a North Carolina Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Terrace Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

DAUBY, O’CONNOR & SALESKI, LLC

Carmel, Indiana

February 28, 2002

Independent Auditor’s Report

To the Partners

Woodfield Commons Limited Partnership

We have audited the accompanying balance sheets of Woodfield Commons Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodfield Commons Limited Partnership, as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

STEINESSEN, SCHLEGEL & CO., LLC

Eau Claire, WI

January 9, 2002